As filed with the Securities and Exchange Commission on April 17, 2024

1933 Act File No. [   ]

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

ABRDN FUNDS

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, including Area Code): (866) 667-9231

Lucia Sitar, Esq.

c/o abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

(Name and Address of Agent for Service of Process)

Copy to:

Thomas C. Bogle, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006-1110

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Shares of Beneficial Interest, no par value.

It is proposed that this filing will become effective on May 17, 2024, pursuant to Rule 488 under the Securities Act of 1933.

An indefinite amount of Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

abrdn Emerging Markets Sustainable Leaders Fund

A SERIES OF

ABRDN FUNDS

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(866) 667-9231

To the shareholders of abrdn Emerging Markets Sustainable Leaders Fund,

Enclosed is important information concerning your investment in abrdn Emerging Markets Sustainable Leaders Fund. We wish to inform you that the Board of Trustees (the “Board”) of abrdn Funds (the “Trust”), after careful consideration, has approved an Agreement and Plan of Reorganization providing for the transfer of all of the assets of abrdn Emerging Markets Sustainable Leaders Fund (“Acquired Fund”), a series of the Trust, in exchange for corresponding shares of abrdn Emerging Markets ex-China Fund (“Acquiring Fund”), also a series of the Trust, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the distribution by the Acquiring Fund of such Acquiring Fund Shares to shareholders of the Acquired Fund in complete liquidation of the Acquired Fund (the “Reorganization”).

The attached combined Prospectus/Information Statement describes the Reorganization in greater detail and contains important information about the Acquiring Fund. The Board believes that this Reorganization will benefit shareholders.

Following the close of business on or about June 21, 2024 or such other time and date as the parties may agree, the Acquired Fund will be reorganized into the Acquiring Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE TRANSACTION WILL NOT REQUIRE ANY ACTION ON YOUR PART. You will automatically receive shares of the Acquiring Fund in exchange for your corresponding shares of the Acquired Fund as of the closing date. If, after reviewing the information contained in the enclosed Prospectus/Information Statement, you do not wish to receive shares of the Acquiring Fund pursuant to the Reorganization, you may redeem your shares of the Acquired Fund at any time prior to the close of business on June 21, 2024. Keep in mind that any such redemption may have tax consequences and you should consult your tax advisor. If you have questions, you may contact us at (866) 667-9231. If you invest through another financial institution, such as a brokerage firm, please contact your financial institution should you have any questions.

By order of the Board of Trustees,

MEGAN KENNEDY, Secretary

May 17, 2024

The information in this Prospectus/Information Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Information Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

April 17, 2024

abrdn Emerging Markets Sustainable Leaders Fund

A SERIES OF

ABRDN FUNDS

abrdn Emerging Markets ex-China Fund

A SERIES OF

ABRDN FUNDS

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(866) 667-9231

INFORMATION STATEMENT AND PROSPECTUS

MAY 17, 2024

This combined Prospectus/Information Statement (“Information Statement”) is furnished to shareholders of abrdn Emerging Markets Sustainable Leaders Fund (“Acquired Fund”), a series of abrdn Funds (the “Trust”), in connection with a separate Agreement and Plan of Reorganization (the “Agreement”) for the Acquired Fund that has been approved by the Board of Trustees (the “Board” or “Trustees”) of the Trust.

As more fully described in the Information Statement, the transaction contemplated by the Agreement is referred to as the Reorganization. When the Reorganization occurs, each shareholder of the Acquired Fund will become a shareholder of abrdn Emerging Markets ex-China Fund (“Acquiring Fund”). The Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the distribution by the Acquiring Fund of such Acquiring Fund Shares to shareholders of the Acquired Fund in complete liquidation of the Acquired Fund (the “Reorganization”). The total value of your fund holdings will not change as a result of the Reorganization. The Reorganization is currently scheduled to take place as of the close of business on June 21, 2024, or such other time and date as the parties may agree (the “Closing Date”).

The Acquiring Fund is an equity fund and an open-end investment management company registered with the Securities and Exchange Commission (the “SEC”). The Acquiring Fund seeks long-term capital growth. The Acquiring Fund seeks to achieve its investment objective by investing primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Information Statement sets forth concisely the information about the Reorganization and the Acquiring Fund that shareholders should know. Please read it carefully and keep it for future reference.

The following documents have been filed with the SEC and are incorporated into this Information Statement by reference, which means they are part of this Information Statement for legal purposes:

(i) the Statement of Additional Information dated May 17, 2024, relating to this Information Statement;

(ii) the Prospectus for abrdn Emerging Markets ex-China Fund dated February 29, 2024, as supplemented or amended (the “abrdn Emerging Markets ex-China Fund Statutory Prospectus” or “Acquiring Fund Prospectus”);

(iii) the Summary Prospectus for abrdn Emerging Markets ex-China Fund dated February 29, 2024, as supplemented or amended (the “abrdn Emerging Markets ex-China Fund Summary Prospectus” or “Acquiring Fund Summary Prospectus”);

(iv) the Prospectus for abrdn Emerging Markets Sustainable Leaders Fund dated February 29, 2024, as supplemented or amended (the “abrdn Emerging Markets Sustainable Leaders Fund Statutory Prospectus” or “Acquired Fund Prospectus”);

(v) the Summary Prospectus for abrdn Emerging Markets Sustainable Leaders Fund dated February 29, 2024, as supplemented or amended (the “abrdn Emerging Markets Sustainable Leaders Fund Summary Prospectus” or “Acquired Fund Summary Prospectus”);

(vi) the Statement of Additional Information of abrdn Emerging Markets ex-China Fund dated February 29, 2024, as supplemented or amended;

(vii) the Statement of Additional Information of abrdn Emerging Markets Sustainable Leaders Fund dated February 29, 2024, as supplemented or amended;

(viii) the Annual Report to Shareholders of abrdn Emerging Markets ex-China Fund for the fiscal year ended October 31, 2023; and

(ix) the Annual Report to Shareholders of abrdn Emerging Markets Sustainable Leaders Fund for the fiscal year ended October 31, 2023.

You can obtain copies of the Funds’ current Prospectus, Statement of Additional Information, or annual or semiannual reports without charge by writing abrdn Funds at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231.

You also may view or obtain these documents from the SEC as follows:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E. Washington, DC 20549

By Phone:	(202) 551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549 (duplicating fee required)

By Email:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

No person has been authorized to give any information or make any representation not contained in this Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Information Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Information Statement, in the Agreement, in the Prospectus, and/or in the Statement of Additional Information of abrdn Emerging Markets ex-China Fund and abrdn Emerging Markets Sustainable Leaders Fund, which are incorporated herein by reference. You should read the entire Information Statement and the Prospectus carefully, including the Agreement (attached as Exhibit A), for more complete information.

What is involved in the Reorganization?

As more fully described in “The Reorganization” below, the Board of abrdn Funds has approved the Reorganization of abrdn Emerging Markets Sustainable Leaders Fund into abrdn Emerging Markets ex-China Fund, each a series of abrdn Funds. You are receiving this Information Statement because you are a shareholder of abrdn Emerging Markets Sustainable Leaders Fund and will be impacted by the Reorganization.

When the Reorganization occurs, each shareholder of abrdn Emerging Markets Sustainable Leaders Fund will become a shareholder of abrdn Emerging Markets ex-China Fund instead. abrdn Emerging Markets Sustainable Leaders Fund will transfer all of its assets to abrdn Emerging Markets ex-China Fund in exchange for corresponding shares of abrdn Emerging Markets ex-China Fund and the assumption by abrdn Emerging Markets ex-China Fund of the liabilities of abrdn Emerging Markets Sustainable Leaders Fund, followed by the distribution by the abrdn Emerging Markets ex-China Fund of such shares of abrdn Emerging Markets ex-China Fund to shareholders of abrdn Emerging Markets Sustainable Leaders Fund in complete liquidation of abrdn Emerging Markets Sustainable Leaders Fund. Each shareholder of abrdn Emerging Markets Sustainable Leaders Fund will receive shares of the corresponding class of abrdn Emerging Markets ex-China Fund. The Reorganization is currently scheduled to take place as of the close of business on the Closing Date.

For more information, please refer to the section entitled “The Reorganization – Agreement and Plan of Reorganization.”

Has the Board of Trustees approved the Reorganization?

Yes. The Board of the Trust has carefully reviewed and approved the Agreement and the Reorganization.

What am I being asked to vote on?

The Reorganization does not require approval by shareholders. We are not asking you for a proxy and you are requested not to send us a proxy.

What are the reasons for the Reorganization?

The Board of Trustees considered the following factors, among others, in determining to approve the Agreement:

●	The Reorganization will permit the Acquired Fund shareholders to pursue substantially similar investment objectives and strategies in a larger combined fund.

●	The Acquiring Fund’s performance history and the comparative historical performance of the Acquired Fund and the Acquiring Fund.

●	Shareholders of the Acquired Fund, following the completion of the Reorganization (the “Combined Fund”), will benefit from the expected operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization.

●	The lower total and net expense ratios of the combined Acquiring Fund.

●	The increased asset size of the Combined Fund.

●	Increased distribution opportunities available to the Acquiring Fund.

●	Alternatives available to the Acquired Fund shareholders.

●	The Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

For more information, please refer to the section entitled “The Reorganization – Reasons for the Reorganization.”

How will you determine the number of shares of the Acquiring Fund that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of the Reorganization. As provided in the Agreement, the number of shares of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for shares of beneficial interest of the Acquired Fund shall be determined by dividing the value of the net assets of the Acquired Fund attributable to each class of its shares of beneficial interest determined using the same valuation procedures referred to in the Agreement by the net asset value per share of the corresponding class of the Acquiring Fund computed as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) on the Closing Date (as defined in the Agreement), using the valuation procedures set forth in the Acquiring Fund’s then current prospectus or statement of additional information. The valuation procedures of the Acquired Fund and Acquiring Fund are identical.

For more information, please refer to the section entitled “The Reorganization – Agreement and Plan of Reorganization.”

What class of shares of the Acquiring Fund will I receive?

Holders of Acquired Fund shares will receive the same class of shares of the Acquiring Fund as they hold in the Acquired Fund.

Is the Reorganization considered a taxable event for federal income tax purposes?

It is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization (although there can be no assurance that the Internal Revenue Service (“IRS”) will deem the exchanges to be tax-free). You should, however, consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from the Trust’s counsel Dechert LLP (based on certain facts, assumptions and representations) to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Despite this opinion, there can be no assurances that the IRS will deem the exchanges to be tax-free.

Prior to the Closing Date, the Acquired Fund may declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

abrdn currently anticipates that there will be a need for significant portfolio realignment in connection with the Reorganization. Based on Acquired Fund holdings as of February 16, 2024, it is anticipated that approximately 75% of the Acquired Fund’s holdings will be sold before the closing of the Reorganization. Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies. Based on the Acquired Fund holdings as of February 23, 2024, it is currently anticipated that the Combined Fund will dispose of approximately 6% of the Combined Fund’s assets. For more information, please refer to “Will there be any significant portfolio transitioning in connection with the Reorganization?” below.

Any portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Fund and the Combined Fund.

As of February 21, 2024, the Acquired Fund had $32.3 million available in capital loss carryforwards and $3.0 million in realized losses fiscal year to date. If sales of securities anticipated to be sold prior to the Reorganization were completed on February 23, 2024, such sales would generate an additional $8.9 million in net capital losses. Given the capital loss carryforwards, current realized losses and anticipated losses generated from the sales of non-transferable securities, it is not anticipated that the Acquired Fund would have any capital gains to distribute prior to the Reorganization. The only anticipated distribution would be any income of the Acquired Fund prior to the Reorganization. Such a distribution may be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes depending on the shareholder’s individual tax situation, which cannot be determined by abrdn.

Any net capital gain resulting from the realignment of the Combined Fund's portfolio coupled with the results of the Combined Fund’s normal operations during the tax year following the close of the Reorganization would be distributed to the combined shareholder base of the Combined Fund post-Reorganization in connection with the annual distribution requirements under U.S. federal tax laws.

The actual tax consequences as a result of portfolio transitioning after the Closing Date are dependent on the portfolio composition of the Acquired Fund at the time of closing and market conditions.

The Reorganization is expected to trigger tax rules that would impose an annual limit on the Combined Fund’s ability to use the Acquired Fund’s or the Acquiring Fund’s pre-Reorganization capital losses to offset gains following the Reorganization.

For more information, please refer to the section entitled “The Reorganization – Federal Income Tax Considerations.”

How do the investment objectives, investment strategies and investment restrictions of the Acquired Fund and the Acquiring Fund compare?

Investment Objectives

The following chart sets forth the investment objectives of the Acquired Fund and the Acquiring Fund. The investment objectives of the Acquired Fund and the Acquiring Fund are similar in that both Funds seek long-term capital growth or appreciation. The investment objective of each Fund is non-fundamental, which means it may be changed by the Board without shareholder approval.

Fund	Investment Objective
Acquired Fund	The Fund seeks long-term capital appreciation.
Acquiring Fund	The Fund seeks long-term capital growth.

Investment Strategies

The principal investment strategies of the Acquired Fund and the Acquiring Fund are set forth below. The principal investment strategies of the Acquired Fund and the Acquiring Fund are different. One significant difference between the Acquired Fund’s strategy and the Acquiring Fund’s strategy is that the Acquired Fund may have a significant portion of its portfolio invested in securities economically tied to Mainland China, including through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect program or by any other available means. The Acquiring Fund excludes China from its emerging markets investments.

In addition, the Acquired Fund focuses on a company’s management of environmental, social and governance (“ESG”) risks and opportunities. In particular, the Acquired Fund’s strategy focuses on companies that abrdn Inc. (“abrdn” or the “Adviser”) deems to have sound and improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of ESG risks and opportunities in accordance with the Adviser’s criteria. However, the Acquiring Fund considers the most material ESG factors impacting a company as one of many criteria that the Adviser evaluates in selecting portfolio holdings for the Acquiring Fund, but ESG considerations generally are not solely determinative in any investment decisions.

The Acquired Fund Principal Investment Strategies:

The Fund seeks to achieve its investment objective of seeking long-term capital appreciation by investing primarily in equity securities of emerging market companies that the Adviser deems to have sound and improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of ESG risks and opportunities in accordance with the Adviser’s criteria.

In pursuing the Fund’s investment strategies, the Adviser invests in quality companies and is an active, engaged owner and takes into consideration a company’s management of ESG risks and opportunities and the company’s ESG performance. The Adviser evaluates every company against quality criteria and builds conviction using a team-based approach and peer review process. Through fundamental research, supported by a global research presence, the Adviser seeks to identify companies whose quality and future prospects are not yet fully recognized by the market. The Adviser’s overall quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material ESG factors impacting a company.

When assessing the most material ESG factors impacting a company, the Adviser evaluates the ownership structure and governance of the company as well as potential environmental and social risks and opportunities that the company may face. The Adviser will assign each company an ESG-quality rating ranging from 1 to 5 (1 indicating best in class and 5 indicating laggards) – enabling the Fund’s investment team to identify current and emerging sustainable leaders. Companies eligible for investment by the Fund must be rated 3 or better by the Adviser. In limited circumstances, for example, in a corporate action or an initial public offering, the Fund may purchase or receive securities of companies that have not been assigned an ESG quality rating by the Adviser so long as one is assigned to the company within the time period required by the Adviser’s internal process.

Examples of areas under scope when assessing a company’s ESG quality include the following:

●	Corporate Governance

●	Carbon Emissions

●	Air Quality

●	Energy Management

●	Water & Wastewater Management

●	Waste & Hazardous Materials Management

●	Ecological Impacts

●	Human Rights & Community Relations

●	Customer Privacy

●	Data Security

●	Access & Affordability

●	Product Quality & Safety

●	Customer Welfare

●	Selling Practices & Product Labelling

●	Labor Practices

●	Employee Health & Safety

●	Employee Engagement

●	Diversity & Inclusion

●	Product Design & Lifecycle Management

●	Business Model Resilience

●	Supply Chain Management

●	Materials Sourcing & Efficiency

●	Physical Impacts of Climate Change

●	Business Ethics

●	Competitive Behavior

●	Management of the Legal & Regulatory Environment

●	Critical Incident Risk Management

●	Systemic Risk Management

The foregoing list is not exhaustive and may change; in addition, not all areas in the foregoing list are relevant to every company in which the Fund may invest. The Adviser focuses its analysis on those areas that it believes will materially impact a company’s reputation or operational or financial performance.

In carrying out its assessments of ESG quality, the Adviser’s equity analysts incorporate internal data sources, including a proprietary quantitative house score (“House Score”), external sources (e.g. MSCI reports), thematic expertise from the Adviser’s Investment Sustainability Group and stock-specific expertise from the Adviser’s equity ESG analysts. The Adviser relies heavily on its own in-depth research and analysis over third party ESG ratings.

In addition, the Adviser excludes the 10% lowest scoring companies in the Fund’s benchmark index using the Adviser’s House Score. In limited circumstances, for example, in a corporate action or an initial public offering, the Fund may purchase or receive securities of companies that have not been assigned a House Score by the Adviser so long as one is assigned to the company within the time period required by the Adviser’s internal process. Binary exclusions are also applied to exclude a defined list of unacceptable activities. Based on MSCI business involvement screening research and the Adviser’s analysis, the Fund will seek to not invest in companies that have:

●	failed to uphold one or more principles of the UN Global Compact;

●	an industry tie to (including companies that provide support systems and services, as well as those with direct (i.e., owners and producers) and indirect (i.e., parents and subsidiaries) involvement in) controversial weapons (cluster munitions, landmines, biological / chemical weapons, depleted uranium weapons, blinding laser weapons, incendiary weapons, and/or non-detectable fragments);

●	a revenue contribution of 10% or more from the manufacture or sale of conventional weapons or weapons systems;

●	a revenue contribution of 10% or more from tobacco or are tobacco manufacturers;

●	a revenue contribution of 10% or more from the extraction of unconventional oil and gas (including oil sands, oil shale (kerogen-rich deposits), shale gas, shale oil, coal seam gas, and coal bed methane and excluding conventional oil and gas productions);

●	or a revenue contribution from thermal coal extraction.

The Fund targets a lower Weighted Average Carbon Intensity (“WACI”) than its benchmark based on third-party data, or third-party estimates when an issuer does not report Scope 1 and 2 emissions.

The Fund will measure compliance with its principal investment strategies at the time of investment. Third party data by which the Fund measures compliance with its binary exclusions, WACI target, and House Score threshold is updated at regular intervals. If a company no longer meets the Fund’s principal strategies, the Adviser will make a determination as to whether to sell such security, in accordance with the Adviser’s internal process.

As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that the Adviser considers to be current or emerging sustainable leaders in accordance with the Adviser’s criteria. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

An emerging market country is any country determined by the Adviser or Sub-adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, the United Kingdom, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of, or has its principal office in an emerging market country;

●	the company has its principal securities trading market in an emerging market country; and/or

●	the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to Mainland China, including through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect program or by any other available means. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the financials and information technology sectors.

The Acquiring Fund Principal Investment Strategies:

The Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies. An emerging market (excluding China) country is any country determined by the Adviser or abrdn Investments Limited (the “Sub-adviser”) to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market (excluding China) countries include every nation in the world except the United States, United Kingdom, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of or has its principal office in an emerging market country (excluding China);

●	the company has its principal securities trading market in an emerging market country (excluding China); and/or

●	the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country (excluding China).

At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to India. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization, including small and mid-cap securities.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the information technology and financials sectors.

In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser invest in quality companies and are an active, engaged owners. The Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material ESG factors impacting a company. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser and Sub-adviser. Through fundamental research, supported by a global research presence, the Adviser and Sub-adviser seek to identify companies whose quality and future prospects are not yet fully recognized by the market.

Investment Restrictions

The Funds are subject to the same fundamental investment restrictions.

For more information about the Funds’ investment objectives, strategies, and restrictions, please refer to the “Fund Details” section of the Funds’ Prospectus, and to the “Investment Restrictions” section of the Funds’ Statement of Additional Information, each of which are incorporated herein by reference.

Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, strategies, and restrictions of the Acquiring Fund.

How do the Funds’ management and distribution arrangements compare?

The following summarizes the management and distribution arrangements of the Funds:

Management of the Funds

abrdn, a Delaware corporation formed in 1993, serves as the investment adviser to both the Acquiring Fund and the Acquired Fund. The Adviser’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

The Adviser is a wholly-owned subsidiary of abrdn Holdings Limited, which has its registered offices at 1 George Street, Edinburgh, United Kingdom, EH2 2LL. abrdn Holdings Limited is a wholly-owned subsidiary of abrdn plc, which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. abrdn plc, combined with its subsidiaries and affiliates, manages approximately $467.4 billion in assets as of December 31, 2023. abrdn provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.

abrdn Investments Limited (“aIL” or the “Sub-adviser”), at 1 George Street, Edinburgh, United Kingdom, EH2 2LL, is the sub-adviser to both the Acquiring Fund and the Acquired Fund.

abrdn is expected to continue serving as the investment adviser, and aIL is expected to continue serving as the sub-adviser of the Combined Fund after the Reorganization.

Nick Robinson, Nina Petry and Kristy Fong are portfolio managers of the Acquired Fund, and Nick Robinson and Kristy Fong are portfolio managers of the Acquiring Fund. Nick Robinson and Kristy Fong have managed the Funds since 2022, and Nina Petry has managed the Acquired Fund since 2023.

Nick Robinson and Kristy Fong are expected to continue to be responsible for portfolio management of the Combined Fund after the Reorganization. The biographies of the portfolio managers of the Acquiring Fund (and the Combined Fund) are as follows:

Portfolio Managers	Experience
Kristy Fong, CFA®, Senior Investment Director

Kristy Fong is a Senior Investment Director on the Asian equities team. Kristy joined the company in 2004 from UOB KayHian Pte Ltd where she was an Analyst. Kristy graduated with a BA (Hons) in Accountancy from Nanyang Technological University, Singapore and is a CFA charterholder.

Nick Robinson, CFA®, Senior Investment Director	Nick Robinson is a Senior Investment Director on the Global Emerging Markets Equity Team at abrdn. Nick joined the company in 2000 and spent eight years on the North American Equities team, including three years based in the company’s US offices. In 2008 he joined the Global Emerging Markets Equity team. Nick relocated to São Paulo in 2009 to start abrdn’s operations in Brazil. In 2016 he returned to London. Nick graduated with an MSc in Chemistry from Lincoln College, Oxford and is a CFA charterholder.

For information about the compensation of, any other accounts managed by, and any fund shares held by a Fund’s portfolio manager(s), please refer to the “Appendix A- Portfolio Managers” section of the Funds’ Statement of Additional Information, which is incorporated herein by reference.

Each Fund has entered into an investment advisory agreement with abrdn, pursuant to which abrdn furnishes investment advisory and other services.

Each Fund pays a management fee to the Adviser based on its average daily net assets. The Adviser pays the Sub-adviser from the management fee it receives.

The annual investment advisory fee for each Fund, as a percentage of the Fund’s average daily net assets, is as follows:

Advisory Fee
Acquired Fund	0.80%

Acquiring Fund	● 0.80% on assets up to $500 million; ● 0.75% on assets of $500 million up to $2billion; ● 0.70% on assets of $2 billion and more

The Combined Fund will retain the Acquiring Fund’s management fee structure.

The basis for the Board of Trustees approving the investment advisory and sub-advisory agreements for the Funds is available in the Funds’ annual report for the fiscal period ended October 31, 2023.

For more information about fund management, please refer to the “Fund Management” section of the Funds’ Prospectus, and to the “Investment Advisory and Other Services” section of the Funds’ Statement of Additional Information, each of which are incorporated herein by reference.

Expense Arrangements

The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.10% for all classes of the Acquired Fund. This contractual limitation may not be terminated before February 28, 2025 without the approval of the Trustees who are not interested persons of the Trust or the Adviser (the “Independent Trustees”). This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses.

The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.99% for all classes of the Acquiring Fund. This contractual limitation may not be terminated before February 28, 2025 without the approval of the Independent Trustees. In connection with the Reorganization, the Adviser extended the contractual expense limitation for the Acquiring Fund to February 28, 2026. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses.

For more information about the Funds’ fees and operating expenses, please refer to the Funds’ Prospectus, which is incorporated herein by reference, and to the “Fees and Expenses of the Funds” section below.

Distribution of Fund Shares

The principal business address of Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”), each Fund’s principal underwriter, is 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. AFD is affiliated with the Funds’ Adviser.

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”) with respect to Class A, Class C and Class R shares, which permits Class A, Class C and Class R shares of the Funds (if applicable) to compensate the Distributor or any other entity approved by the Board for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

The Distribution Plan for the Combined Fund will remain unchanged.

For more information about Fund distribution, please refer to the “Investing with abrdn Funds – Distribution and Service Fees” section of the Funds’ Prospectus, and to the “Additional Information on Purchases and Sales” section of the Funds’ Statement of Additional Information, each of which are incorporated herein by reference.

What are the fees and expenses of the Funds and what can I expect them to be after the Reorganization?

Class C, Class R, Institutional Class and Institutional Service Class shares of the Funds are not subject to any sales charges. Class A of the Funds is subject to a front-end sales charge and a contingent deferred sales charge in certain circumstances. Acquired Fund shareholders that receive Class A shares of the Acquiring Fund in the Reorganization will not pay the applicable front-end sales charge of Class A shares of the Acquiring Fund and will not be subject to any contingent deferred sales charge on Class A shares of the Acquiring Fund with respect to such shares. However, Class A shares of the Acquiring Fund purchased after the Reorganization will be subject to any applicable sales charges. You will pay a contingent deferred sales charge (“CDSC”) of 1.00% if you sell your Class C shares within the first year after you purchased the shares; however, the CDSC shall not apply to redemptions of Class C shares that were purchased through a financial intermediary that was not paid a commission by the Fund’s distributor or Adviser at the time of purchase. The distributor or the Funds’ Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Funds. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

Expenses of a mutual fund are often measured by its expense ratio (i.e., the ratio of its total expenses for a year divided by its average daily net asset value over the same year). It is expected that the Combined Fund will have (i) a projected gross operating expense ratio for each class lower than that of the corresponding class of the Acquired Fund prior to the Reorganization, and (ii) a projected net operating expense ratio for each class lower than that of the corresponding class of the Acquired Fund prior to the Reorganization, after taking into account the expense limitation agreement.

The following tables: (1) compare the fees and expenses for the Acquired Fund and the Acquiring Fund based on actual expenses for the fiscal year ended October 31, 2023 (as adjusted for changes in contractual expense rates); and (2) show the estimated fees and expenses for the Combined Fund on a pro forma basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these Funds will bear as shareholders. The tables enable you to compare and contrast the expense levels for the Acquired Fund and the Acquiring Fund and obtain a general idea of what the expense levels will be if the Reorganization occurs. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the Funds. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

	Class A				Class C
	Actual		Pro Forma		Actual		Pro Forma
Shareholder Fees (paid directly from your investment)	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Emerging Markets ex- China Fund	abrdn Emerging Markets ex-China (combined)		abrdn Emerging Markets Sustainable Leaders Fund	abrdn Emerging Markets ex- China Fund	abrdn Emerging Markets ex-China (combined)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	5.75%	5.75%		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%[1]	1.00%[1]	1.00	%1	1.00%[2]	1.00%[2]	1.00%[2]
Small Account Fee[3]	$20	$20	$20		$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%[4]	0.80%		0.80%	0.80%[4]	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%		1.00%	1.00%	1.00%
Other Expenses	0.68%	1.21%	0.57%		0.67%	1.27%	0.61%
Total Annual Fund Operating Expenses	1.73%	2.26%	1.62%		2.47%	3.07%	2.41%
Less: Amount of Fee Limitations/Expense Reimbursements	0.22%[5]	0.91%[6]	0.27%[7]		0.36%[5]	1.07%[6]	0.42%[7]
Total Annual Fund Operating Expenses After Fee Limitations/Expenses Reimbursements	1.51%	1.35%	1.35%		2.11%	2.00%	1.99%

	Class R			Institutional Class
	Actual		Pro Forma	Actual		Pro Forma
Shareholder Fees (paid directly from your investment)	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Emerging Markets ex- China Fund	abrdn Emerging Markets ex-China (combined)	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Emerging Markets ex- China Fund	abrdn Emerging Markets ex-China (combined)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	None	None	None	None
Small Account Fee[3]	None	None	None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%[4]	0.80%	0.80%	0.80%[4]	0.80%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%	None	None	None
Other Expenses	0.66%	1.30%	0.60%	0.62%	1.23%	0.56%
Total Annual Fund Operating Expenses	1.96%	2.60%	1.90%	1.42%	2.03%	1.36%
Less: Amount of Fee Limitations/Expense Reimbursements	0.22%[5]	0.91%[6]	0.27%[7]	0.31%[5]	1.03%[6]	0.37%[7]
Total Annual Fund Operating Expenses After Fee Limitations/Expenses Reimbursements	1.74%	1.69%	1.63%	1.11%	1.00%	0.99%

	Institutional Service Class
	Actual		Pro Forma
Shareholder Fees (paid directly from your investment)	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Emerging Markets ex- China Fund	abrdn Emerging Markets ex-China (combined)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	None
Small Account Fee[3]	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%[4]	0.80%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.59%	1.20%	0.52%
Total Annual Fund Operating Expenses	1.39%	2.00%	1.32%
Less: Amount of Fee Limitations/Expense Reimbursements	0.22%[5]	0.91%[6]	0.27%[7]
Total Annual Fund Operating Expenses After Fee Limitations/Expenses Reimbursements	1.17%	1.09%	1.05%

1 Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid. This CDSC will not apply to any Class A shares of the Acquiring Fund received in the Reorganization.

2 If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

3 Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Funds to offset small account expenses. Under some circumstances, the Funds may waive the quarterly fee. See the Funds’ Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

4 Management fees have been restated to reflect current fees as a result of a reduction in the Acquiring Fund’s contractual management fee rate effective February 29, 2024.

5 The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.10% for all classes of the Acquired Fund. This contractual limitation may not be terminated before February 28, 2025 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

6 The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.99% for all classes of the Acquiring Fund. This contractual limitation may not be terminated before February 28, 2025 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

7 The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.99% for all classes of the Acquiring Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example. These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. It assumes a 5% return each year and that the Funds’ operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower based on these assumptions your costs would be:

ASSUMING YOU REDEEM YOUR SHARES:

The following table is based on amounts for the fiscal year ended October 31, 2023:

Class A	1 Year	3 Years	5 Years	10 Years
abrdn Emerging Markets Sustainable Leaders Fund	$720	$1,068	$1,440	$2,481
abrdn Emerging Markets ex-China Fund	$705	$1,158	$1,637	$2,954
Pro Forma Combined Fund	$705	$1,032	$1,382	$2,365

Class C	1 Year	3 Years	5 Years	10 Years
abrdn Emerging Markets Sustainable Leaders Fund	$314	$735	$1,283	$2,779
abrdn Emerging Markets ex-China Fund	$303	$848	$1,517	$3,308
Pro Forma Combined Fund	$302	$711	$1,248	$2,714

Class R	1 Year	3 Years	5 Years	10 Years
abrdn Emerging Markets Sustainable Leaders Fund	$177	$594	$1,037	$2,268
abrdn Emerging Markets ex-China Fund	$172	$722	$1,299	$2,867
Pro Forma Combined Fund	$166	$571	$1,001	$2,200

Institutional Class	1 Year	3 Years	5 Years	10 Years
abrdn Emerging Markets Sustainable Leaders Fund	$113	$419	$747	$1,675
abrdn Emerging Markets ex-China Fund	$102	$537	$998	$2,276
Pro Forma Combined Fund	$101	$394	$709	$1,603

Institutional Service Class	1 Year	3 Years	5 Years	10 Years
abrdn Emerging Markets Sustainable Leaders Fund	$119	$418	$740	$1,650
abrdn Emerging Markets ex-China Fund	$111	$539	$994	$2,254
Pro Forma Combined Fund	$107	$392	$698	$1,567

You would pay the following expenses on the same investment if you did not sell your shares:

Class C	1 Year	3 Years	5 Years	10 Years
abrdn Emerging Markets Sustainable Leaders Fund	$214	$735	$1,283	$2,779
abrdn Emerging Markets ex-China Fund	$203	$848	$1,517	$3,308
Pro Forma Combined Fund	$202	$711	$1,248	$2,714

How do the procedures for purchasing and selling shares of the Funds compare?

The procedures for purchasing and selling of the Funds are substantially similar. The procedures for purchasing and selling shares of the Combined Fund will remain unchanged.

For more information about the procedures for purchasing and selling the Funds’ shares, please refer to the “Investing with abrdn Funds – Buying, Exchanging and Selling Shares” section of the Funds’ Prospectus, and to the “Additional Information on Purchases and Sales” section of the Funds’ Statement of Additional Information, each of which are incorporated herein by reference.

How do the Funds’ exchange privileges compare?

The exchange privileges currently offered by the Funds are substantially similar. The exchange privileges offered by the Combined Fund will remain unchanged.

For more information about the Funds’ exchange privileges, please refer to the “Investing with abrdn Funds – Buying, Exchanging and Selling Shares” section of the Funds’ Prospectus, which is incorporated herein by reference.

How do the Funds’ dividend and distribution policies compare?

The Funds both expect to declare and distribute their net investment income, if any, to shareholders as dividends annually.

For more information, see “Additional Information About the Acquiring Fund.”

For more information about the Funds’ dividend and distribution policies, please refer to the “Distributions and Taxes – Income and Capital Gain Distributions” section of the Funds’ Prospectus, and to the “Additional General Tax Information for all Funds” section of the Funds’ Statement of Additional Information, each of which are incorporated herein by reference.

Will there be any significant portfolio transitioning in connection with the Reorganization?

abrdn currently anticipates that there will be a need for portfolio realignment in connection with the Reorganization. Based on Acquired Fund holdings as of February 16, 2024, it is anticipated that approximately 75% of the Acquired Fund’s holdings will be sold before the closing of the Reorganization because such securities are either non-transferable due to local market restrictions on the transfer of such securities or because they are Chinese securities that cannot be held by the Acquiring Fund, which has an ex-China focus. This portfolio transition may result in the Acquired Fund holding large amounts of uninvested cash prior to the Closing Date. As a result of the disposition of such securities, the Acquired Fund may hold more uninvested cash than normal and there may be times when the Acquired Fund is not fully invested in accordance with its investment objective and strategies. This may impact the Acquired Fund’s performance.

A large portion of the securities anticipated to be sold by the Acquired Fund (approximately 41% of the Acquired Fund’s assets as of February 16, 2024), which cannot be transferred due to local market restrictions, are expected to be repurchased by the Combined Fund following the Reorganization. The remaining proceeds of sales made by the Acquired Fund prior to the Reorganization will be invested in accordance with the Combined Fund’s principal investment strategies (which are those of the Acquiring Fund). In addition, following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. Based on the Acquired Fund holdings as of February 16, 2024, it is currently anticipated that the Combined Fund will dispose of an additional 10% of the Acquired Fund’s assets, which amounts to approximately 6% of the Combined Fund’s assets post-Reorganization. The Combined Fund may not be invested consistent with its investment strategies or the Adviser and/or the Sub-adviser’s investment approach while such realignment occurs. The realignment is anticipated to take approximately two weeks following the closing of the Reorganization, based on current market conditions and assuming that the Acquired Fund’s holdings are the same as of February 23, 2023. Sales and purchases of less liquid securities could take longer.

To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization. As of February 23, 2024, the expected trading costs to sell non-transferable portfolio holdings would be approximately $101,000, or 0.14% of the Acquired Fund’s net asset value, or $0.02 per share. If the Acquired Fund has holdings in any countries that impose an additional foreign transfer tax on the transfer of securities to the Acquiring Fund, these taxes will be assessed in addition to the transaction costs disclosed above and would be borne by the Combined Fund post-Reorganization. If the Reorganization was completed on February 23, 2024, the expected cost to rebalance the combined fund’s portfolio following the closing of the Reorganization, would be approximately $70,000, or 0.05% of the estimated net asset value of the combined fund, or $0.006 per share.

The portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Fund and the Combined Fund. See “Is the Reorganization considered a taxable event for federal income tax purposes?” above and the section entitled “The Reorganization – Federal Income Tax Considerations.”

Who bears the expenses associated with the Reorganization?

The Adviser or its affiliates will bear costs arising in connection with the Reorganization including, but not limited to, printing costs and legal fees associated with the Reorganization. Shareholders will continue to pay brokerage or trading expenses, related to the purchase and sale of securities held by the Funds, including those related to securities sold immediately before the Reorganization and bought or sold following the Reorganization to realign the portfolio with the Combined Fund’s investment strategy.

For more information, please refer to the section entitled “Additional Information about the Funds – Expenses.”

COMPARISON OF THE FUNDS

The following is a summary of the principal risks associated with an investment in the Funds. Because the Funds have similar investment objectives and strategies as described above, the Funds are subject to similar investment risks. Because the Funds have some differences in principal investment strategies as described above, the Funds are also subject to some different investment risks, of which you should be aware.

What are the principal risks associated with investments in the Funds?

The risks identified below are the principal risks of investing in the Acquired Fund and the Acquiring Fund. Both Funds are subject to some of the same principal risks, but there are some substantial differences. The Acquired Fund has greater exposure to risks associated with Mainland China equity securities, including through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect program or by any other available means. The Acquiring Fund is exposed to the risks associated with an ESG integration approach to investing (where ESG factors are just one of many factors considered by the investment adviser when selecting investments) as compared to the Acquired Fund, which has a sustainable investing strategy.

All investments have risks to some degree and it is possible that you could lose money by investing in a Fund. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee a Fund will achieve its investment objective. For more information on the risks associated with the Acquiring Fund, see the “Additional Information on Portfolio Instruments and Investment Policies” section of the Acquiring Fund’s Statement of Additional Information.

Each Fund is subject to the principal risks set out below. As noted below, certain sub-risk(s) only applies to one of the Funds.

Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

China Risk. (Acquired Fund only) Significant exposure to China and Hong Kong securities subjects the Fund to additional risks, and may make it significantly more volatile than more geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

India Risk. (Acquiring Fund only) The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.

Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Risk. (Acquired Fud only) Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

The Acquired Fund is also subject to the principal risks set out below.

Sustainable Investing Risk – The Fund’s “Sustainable Leaders” strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

The Acquiring Fund is also subject to the principal risks set out below.

ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.

How do the Funds’ performance compare?

The following information illustrates the changes in the performance of each Fund from year to year and compares the performance of each Fund’s shares to the performance of a securities market index over various periods of time. Past performance (before and after taxes, if applicable) is not an indication of future performance.

Acquired Fund

The bar chart shows how the Acquired Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Acquired Fund’s average annual total returns to the returns of the MSCI Emerging Markets Index (Net Daily Total Return), a broad-based securities index.

The Acquired Fund changed its investment strategy effective December 1, 2020 from an international equity strategy to an emerging markets sustainable leaders strategy. In connection with the change in investment strategy, the Fund changed its name from the Aberdeen International Equity Fund to Aberdeen Emerging Markets Sustainable Leaders Fund. Performance information for periods prior to December 1, 2020 does not reflect the Fund’s current investment strategy. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Acquired Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

Annual Total Returns – Class A Shares of the Acquired Fund
(Years Ended Dec. 31)

Highest Return: 17.86% - 4th quarter 2020

Lowest Return: -18.04% - 1st quarter 2020

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns of the Acquired Fund
as of December 31, 2023

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	0.73%	1.17%	-0.22%
Class A shares – After Taxes on Distributions	0.24%	-0.38%	-1.41%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	0.42%	0.79%	-0.41%
Class C Shares – Before Taxes	5.21%	1.73%	-0.29%
Class R Shares – Before Taxes	6.63%	2.11%	0.11%
Institutional Class shares – Before Taxes	7.35%	2.78%	0.74%
Institutional Service Class Shares – Before Taxes	7.28%	2.71%	0.67%
MSCI Emerging Markets Index (Net Daily Total Return) (reflects no deduction for expenses or taxes)	9.83%	3.68%	2.66%

(1) Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.

Acquiring Fund

The bar chart shows how the Acquiring Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Acquiring Fund’s average annual total returns to the returns of the MSCI Emerging Markets ex-China Index (Net Daily Total Return), a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Acquiring Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

The Acquiring Fund changed its investment strategy effective February 28, 2022 from a global equity strategy to an emerging markets ex-China strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Global Equity Fund to abrdn Emerging Markets ex-China Fund. Performance information for periods prior to February 28, 2022 does not reflect the Fund’s current investment strategy.

Annual Total Returns – Class A Shares of the Acquiring Fund
(Years Ended Dec. 31)

Highest Return: 17.54% - 2nd quarter 2020

Lowest Return: -20.39% - 1st quarter 2020

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns of the Acquiring Fund

as of December 31, 2023

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	14.05%	8.43%	4.37%
Class A shares – After Taxes on Distributions	13.82%	6.43%	2.70%
Class A shares – After Taxes on Distributions and Sale of Fund Shares(1)	8.31%	6.42%	3.06%
Class C shares – Before Taxes	19.97%	9.01%	4.30%
Class R shares – Before Taxes	20.62%	9.30%	4.61%
Institutional Class Shares – Before Taxes	21.45%	10.11%	5.34%
Institutional Service Class shares – Before Taxes	21.34%	9.97%	5.28%
MSCI Emerging Markets ex-China Index (Net Daily Total Return) (reflects no deduction for fees, expenses or taxes)	20.03%	6.88%	3.87%

(1) Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.

The Acquiring Fund will be the accounting survivor of the Reorganization. The Combined Fund will also maintain the performance history of the Acquiring Fund at the closing of the Reorganization.

THE REORGANIZATION

Agreement and Plan of Reorganization

The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit A to this Information Statement.

The Agreement contemplates (a) the transfer of assets of the Acquired Fund in exchange for Acquiring Fund Shares and assumption of the Acquired Fund’s liabilities and liquidation of the Acquired Fund; and (b) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided for in the Agreement.

The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund’s then-current Prospectus or Statement of Additional Information.

As soon on or after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record determined as of the close of business on the Closing Date. The net asset value per share of Acquiring Fund will be unchanged by the Reorganization. Thus, the Reorganization will not result in a dilution of any shareholder’s interest.

The costs associated with the Reorganization, including the preparation of filings with the SEC, mailing costs to Acquired Fund shareholders, and legal costs associated with any necessary documentation to effect the Reorganization would be paid by abrdn and are estimated to be approximately $208,000. These costs exclude transactions costs associated with the sale and purchase of portfolio securities, which will be borne by shareholders of the Funds.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Fund. In addition, the Agreement may be amended in any mutually agreeable manner.

Reasons for the Reorganization

Background

abrdn, the investment adviser to both the Acquired Fund and the Acquiring Fund, proposed the Reorganization because, among other things, of the Acquired Fund’s decrease in asset size and increased distribution opportunities available to the Combined Fund, and that the Reorganization provides Acquired Fund shareholders with an alternative to liquidating the Acquired Fund that is intended to be tax-free for federal income tax purposes. The Combined Fund also anticipates having a lower total and net expense ratio than the Acquired Fund and has better performance. The Adviser believes that the Reorganization is in the best interests of the Acquired Fund’s shareholders. It is anticipated after the Reorganization, that the shareholders of the Combined Fund will benefit from the expected operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization.

Board Consideration of the Reorganization

At a meeting held on March 13, 2024, all the Trustees of the Trust, including the Independent Trustees, considered and approved the Reorganization and the Agreement. For the reasons more fully described below, the Board determined that the Reorganization was in the best interests of the Acquired Fund and its shareholders as a means to provide shareholders of the Acquired Fund with maximum flexibility, and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. At the meeting and throughout the course of the Board’s considerations of these matters, the Independent Trustees were advised by an independent legal counsel that is experienced in 1940 Act matters.

In response to the Adviser’s decisions and recommendations, the Board considered various alternatives, including the liquidation of the Acquired Fund and the continued operation of the Acquired Fund in its current form. The Board considered the fact that if the Acquired Fund were to liquidate, shareholders may realize additional capital gains or capital losses when the Acquired Fund distributes the proceeds of the liquidation, depending on their own individual tax situations. The Board believes that in light of these potential tax effects, certain of the Acquired Fund’s shareholders may prefer a tax-free reorganization of the Acquired Fund into another fund so as to defer any such potential tax effect. For this reason, among others, the Board believes that it would be in the best interests of shareholders to offer shareholders a choice of a tax-free reorganization as an alternative to a complete liquidation of the Acquired Fund.

After considering various other factors, as described below, the Board concluded that, under the circumstances, it would be in the best interests of shareholders to conduct the Reorganization.

Before approving the Reorganization and the Agreement, the Trustees evaluated information provided by management of the Funds and reviewed various factors about the Acquired Fund and the Acquiring Fund and the Reorganization.

When evaluating the Reorganization and the Agreement, the Board considered the following factors, among others:

●	the degree to which the Adviser is waiving fees and reimbursing expenses with respect to the Acquired Fund;

●	if the Acquired Fund were to liquidate completely, certain shareholders may realize capital gains or capital losses that they may otherwise defer should they wish to remain shareholders of the Combined Fund following the Reorganization;

●	certain shareholders may benefit from having the option of a tax-free reorganization as an alternative to a complete liquidation;

●	the relative size of the Acquired Fund and the Acquiring Fund, as well as the trends in the Funds’ net assets and size in recent years;

●	the expectation that the Combined Fund will have (i) a projected gross operating expense ratio for each class lower than that of the corresponding class of the Acquired Fund prior to the Reorganization, and (ii) a projected net operating expense ratio for each class lower than that of the corresponding class of the Acquired Fund prior to the Reorganization, after taking into account the contractual fee waiver and expense reimbursement arrangement;

●	the recognition that, if the Reorganization were completed on February 23, 2024, the Acquired Fund would incur trading expenses of approximately $101,000 to sell non-transferable portfolio holdings and the Combined Fund would incur costs of approximately $70,000 to rebalance its portfolio holdings to make them consistent with the investment objective and principal investment strategies of the Acquiring Fund, which estimates are subject to change depending on Acquired Fund assets and market circumstances at the time such sales are made;

●	the fact that the Reorganization likely would result in an annual limitation on the Acquiring Fund’s capital loss carry-forwards;

●	the Acquiring Fund’s performance history and the comparative historical performance of the Acquired Fund and the Acquiring Fund;

●	the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes;

●	the terms and conditions of the Reorganization;

●	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

●	the fact that the Adviser or its affiliates will bear costs arising in connection with the Reorganization including, but not limited to, printing costs, legal fees and costs of the Reorganization (shareholders will continue to pay brokerage or trading expenses, including those related to securities sold immediately following the Reorganization to realign the portfolio with the strategy of the Acquiring Fund);

●	the fact that the Acquiring Fund will assume all of the liabilities of the Acquired Fund;

●	alternatives available to shareholders of the Acquired Fund, including the ability to redeem their shares daily; and

●	the feasibility of other alternatives, including liquidation or continued operation of the Acquired Fund.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board believes that it would be in the best interests of shareholders to conduct the Reorganization. The determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to the various conclusions. Consequently, the Board approved the Reorganization and the Agreement.

The Agreement is subject to certain closing conditions and termination rights, including the Board’s right to terminate the Agreement if it determines that proceeding with the Reorganization is inadvisable for the Acquired Fund or the Acquiring Fund.

Description of the Securities to be Issued

The Declaration of Trust of abrdn Funds permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

Material Federal Income Tax Consequences

The following summary provides general information with regard to the federal income tax consequences to shareholders upon the Reorganization. This summary also discusses the effect of federal income tax provisions on the Acquired Fund resulting from its liquidation and dissolution. This summary is based on the tax laws and regulations in effect on the date of this Information Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The Acquired Fund has not sought a ruling from the Internal Revenue Service with respect to the tax consequences described herein. Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

This summary does not address the particular federal income tax consequences which may apply to certain shareholders such as trusts, estates, non-resident aliens or other foreign investors. This summary does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Reorganization or liquidation of the Acquired Fund, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders should consult their personal tax advisers concerning their particular tax situations and the impact thereon of the Reorganization and the liquidation of the Acquired Fund as discussed herein. The Reorganization and the liquidation of the Acquired Fund may result in tax consequences that are unanticipated by shareholders.

The exchange of Acquired Fund’s assets for the Acquiring Fund’s shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is intended to qualify for federal income tax purposes as a tax-free Reorganization under the Internal Revenue Code (the “Code”). With respect to the Reorganization, the participating funds will receive an opinion from Dechert LLP, counsel to the Funds, substantially to the effect that:

(a)	The transfer of the Acquired Fund’s assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities followed by the distribution by the Acquired Fund of Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities;

(c)	No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities or upon the distribution of Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(d)	No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of the Acquired Fund shares for Acquiring Fund shares;

(e)	The aggregate tax basis for Acquiring Fund shares received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such shareholder of the Acquired Fund immediately prior to the Reorganization;

(f)	The holding period of Acquiring Fund shares to be received by each shareholder of the Acquired Fund will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

(g)	Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Acquired Fund’s taxable year, the tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor;

(h)	The holding period of the Acquired Fund’s assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund’s asset); and

(i)	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

The Acquired Fund’s tax year is expected to end as a result of the Reorganization. Prior to the Closing Date, the Acquired Fund generally will be required to declare to its shareholders of record one or more distributions of all of its previously undistributed investment company taxable income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Reorganization, in order to maintain its treatment as a RIC during its tax year ending with the date of the Reorganization and to eliminate any US federal income tax on its taxable income in respect of such tax year.

Moreover, if the Acquiring Fund has investment company taxable income or net realized capital gain but has not distributed such income or gain prior to the Reorganization and an Acquired Fund shareholder acquires shares of the Acquiring Fund in the Reorganization, a portion of such shareholder’s subsequent distributions from the Combined Fund may, in effect, be a taxable return of part of such shareholder’s investment. Similarly, if an Acquired Fund shareholder acquires Acquiring Fund shares in the Reorganization when the Acquiring Fund holds appreciated securities, such shareholder may receive a taxable return of part of such shareholder’s investment if and when the Combined Fund sells the appreciated securities and distributes the realized gain.

abrdn currently anticipates that there will be a need for portfolio realignment in connection with the Reorganization. Based on Acquired Fund holdings as of February 16, 2024, it is anticipated that approximately 75% of the Acquired Fund’s holdings will be sold before the closing of the Reorganization. Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies. Based on the Acquired Fund holdings as of February 23, 2024, it is currently anticipated that the Combined Fund will dispose of approximately 6% of the Combined Fund’s assets. The portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Fund and the Combined Fund.

As of February 21, 2024, the Acquired Fund had $32.3 million available in capital loss carryforwards and $3.0 million in realized losses fiscal year to date. If sales of securities anticipated to be sold prior to the Reorganization were completed on February 23, 2024, such sales would generate an additional $8.9 million in net capital losses. Given the capital loss carryforwards, current realized losses and anticipated losses generated from the sales of non-transferable securities, it is not anticipated that the Acquired Fund would have any capital gains to distribute prior to the Reorganization. The only anticipated distribution would be any income of the Acquired Fund prior to the Reorganization. Such a distribution may be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes depending on the shareholder’s individual tax situation, which cannot be determined by abrdn.

Any net capital gain resulting from the realignment of the Combined Fund's portfolio coupled with the results of the Acquiring Fund’s normal operations during the tax year following the close of the Reorganization would be distributed to the combined shareholder base of the Acquiring Fund in connection with the Acquiring Fund’s annual distribution requirements under U.S. federal tax laws.

In the Reorganization, the Acquired Fund shareholders are anticipated to be transitioning into a fund with significantly larger net unrealized gains. In addition, the Reorganization is expected to trigger tax rules that would impose an annual limit on the Combined Fund’s ability to use the Acquired Fund’s or the Acquiring Fund’s pre-Reorganization capital losses to offset gains following the Reorganization. As a result of the foregoing, shareholders of a Fund may be subject to tax sooner or incur more taxes than they would have if the Reorganization had not occurred.

The table below shows each Fund’s approximate net assets, net realized gains/losses (including capital loss carryforwards) and net unrealized gains/losses as of April 3, 2024. The actual impact of the Reorganization on the Funds’ losses and on future capital gain distributions will depend on each Fund’s net assets, net realized gains/losses and net unrealized gains/losses at the time of the Reorganization, as well as the timing and amount of gains and losses realized by the Acquiring Fund following the Reorganization, and thus cannot be determined precisely at this time.

Tax Position as of April 3, 2024

	Fiscal Year End	Net Assets	Net Realized Gains/ (Losses), including capital loss carryforwards*	Net Unrealized Gains/ (Losses)
Acquired Fund	October 31	$72,276,571	$(35,480,893)	$(5,119,531)
Acquiring Fund	October 31	$70,241,704	$(3,853,028)	$7,544,489

*The Acquiring Fund’s capital loss carryforward is subject to annual limitations.

Shareholders of the Acquired Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Forms of Organization

Both Funds are diversified series of the Trust, a statutory trust organized under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and registered under the 1940 Act as an open-end management investment company. As of October 31, 2023, the Trust had authorized an unlimited number of shares of beneficial interest without par value. As of October 31, 2023, the Trust operated nineteen (19) separate series, or mutual funds, each with its own investment objective(s) and strategies. Because the Funds are series of the same Trust and are governed by the same Declarations of Trust, the rights of the security holders of the Acquired Fund under state law and the governing documents are expected to remain unchanged after the Reorganization.

For more information regarding shareholder rights, please refer to the “Additional Information” section of the Funds’ Statement of Additional Information, which is incorporated herein by reference.

Operations of the Acquiring Fund following the Reorganization

The Adviser does not expect the Acquiring Fund to revise its investment policies as a result of the Reorganization. In addition, the Adviser does not anticipate significant changes to the Acquiring Fund’s management or to entities that provide the Fund with services. Specifically, the Trustees and officers, the Adviser, Sub-adviser, Distributor, and other entities will continue to serve the Combined Fund in their current capacities. The current portfolio managers of the Funds are expected to continue to be responsible for portfolio management of the Combined Fund after the Reorganization.

Capitalization

The capitalization table below this paragraph sets out, as of April 3, 2024, the capitalizations of the Acquired Fund and the Acquiring Fund, and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization. The following are examples of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Acquired Fund if the Reorganization were consummated on April 3, 2024, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs. Each shareholder of the Acquired Fund will receive the number of full and fractional shares of the Acquiring Fund equal in value to the value (as of the close of regular trading on NYSE on the Closing Date) of the shares of the Acquired Fund.

	abrdn Emerging Markets Sustainable Leaders Fund (unaudited)	abrdn Emerging Markets ex-China Fund (unaudited)	Pro forma Adjustments to Capitalization (unaudited)	abrdn Emerging Markets ex-China Fund (combined) (estimated)
Net Assets
Class A	$10,067,164	$24,461,532	$0	$34,528,696
Class C	$28,908	$250,613	$0	$279,520
Class R	$2,408,692	$593,493	$0	$3,002,185
Institutional Class	$6,844,310	$44,802,052	$0	$51,646,362
Institutional Service Class	$52,927,498	$134,015	$0	$53,061,513
Shares Outstanding
Class A	923,503	1,990,204	(104,369)	2,809,338
Class C	2,867	23,052	(208)	25,712
Class R	236,851	52,384	(24,257)	264,978
Institutional Class	603,853	3,608,733	(52,337)	4,160,249
Institutional Service Class	4,715,784	10,637	(515,189)	4,211,232
Net Asset Value per Share
Class A	$10.90	$12.29	$0	$12.29
Class C	$10.08	$10.87	$0	$10.87
Class R	$10.17	$11.33	$0	$11.33
Institutional Class	$11.33	$12.41	$0	$12.41
Institutional Service Class	$11.22	$12.60	$0	$12.60

Conclusion

The Agreement and the Reorganization were approved by the Board of the Trust at a meeting held on March 13, 2024. The Board determined that the Reorganization is in the best interests of shareholders of the Acquired Fund and the Acquiring Fund, that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization does not occur, the Acquired Fund will continue to engage in business as a fund of a registered investment company and the Board of Trustees of abrdn Funds may consider other proposals for the Reorganization or liquidation of the Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Expenses

The costs associated with the Reorganization, including the preparation of filings with the SEC, mailing costs to Acquired Fund shareholders, and legal costs associated with any necessary documentation to effect the Reorganization would be paid by abrdn and are estimated to be approximately $208,000. Shareholders will continue to pay brokerage or trading expenses related to the purchase and sale of securities held by the Funds, including those related to securities sold immediately before the Reorganization and bought or sold following the Reorganization to realign the portfolio with the Combined Fund’s investment strategy. For more information, please refer to the section entitled “Who bears the expenses associated with the Reorganization?” above.

The Adviser will reimburse brokerage firms and others for their reasonable expenses in forwarding material to the beneficial owners of shares.

A copy of the Funds’ annual report may be obtained upon request and without charge by writing to abrdn Funds c/o SS&C GIDS, Inc. at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231.

Share Ownership

As of April 3, 2024, shares of each class of the Funds issued and outstanding were as follows:

Number of Shares
Acquired Fund – Class A	923,503
Acquired Fund – Class C	2,867
Acquired Fund – Class R	236,851
Acquired Fund – Institutional Class	603,853
Acquired Fund – Institutional Service Class	4,715,784
Acquiring Fund – Class A	1,990,204
Acquiring Fund – Class C	23,052
Acquiring Fund – Class R	52,384
Acquiring Fund – Institutional Class	3,608,733
Acquiring Fund – Institutional Service Class	10,637

[As of [    ], the Trustees and officers of each Fund owned, in the aggregate, less than 1% of each class’s total outstanding shares, with respect to the Fund.]

[As of [    ], the following owned of record and/or beneficially 5% or more of the outstanding shares:]

Class Name	Owner Name	City	State	Ownership %
[ ]	[ ]	[ ]	[ ]	[ ]%

[As of [    ], the following owned of record and/or beneficially 25% or more of the outstanding shares:]

Fund Name	Owner Name	City	State	Ownership %
[ ]	[ ]	[ ]	[ ]	[ ]%

[A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.]

[To the knowledge of the Trust, no shareholder owned of record and/or beneficially 5% or more of the outstanding shares of each Fund on that date.] [It is not anticipated that any of the above shareholders will own of record and/or beneficially 5% or more of the outstanding shares of the Combined Fund as a result of the Reorganization.] [If the Reorganization became effective on [    ], [                ] would have owned of record and/or beneficially [        ]% of the outstanding shares of the Combined Fund.]

MISCELLANEOUS

Legal Matters

Certain legal matters in connection with the issuance of the Acquiring Fund shares have been passed upon by Dechert LLP, counsel to the Trust.

Experts

The audited financial statements of the Funds are incorporated by reference into the Statement of Additional Information relating to this Information Statement and have been audited by KPMG LLP, independent registered public accounting firm, whose reports thereon are included in the Funds’ Annual Reports to Shareholders for the fiscal year ended October 31, 2023. The financial statements audited by KPMG LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trust, in care of abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBITS TO INFORMATION STATEMENT

Exhibit

Exhibit A—Form of Agreement and Plan of Reorganization

Exhibit B—More about Investment Strategies and Risks

Exhibit C—More about the Funds

Exhibit D—Financial Highlights of the Funds

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [   ] day of June 2024, by abrdn Funds, a Delaware statutory trust (the "abrdn Trust") on behalf of its series, the abrdn Emerging Markets Sustainable Leaders Fund (the "Acquired Fund") and the abrdn Emerging Markets ex-China Fund (the "Acquiring Fund") (the Acquired Fund and the Acquiring Fund, collectively, the "Funds," and each, a "Fund"), and, solely for purposes of paragraphs 4.2, 5.6 and 8.2 hereof, abrdn Inc., a corporation organized under the laws of the State of Delaware ("abrdn").

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares (collectively, the "Shares") of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

As the Funds are each series of the abrdn Trust, all parties to this Agreement acknowledge and accept that each Fund does not have a Board of Trustees or officers separate from the other series of the abrdn Trust. Accordingly, all representations, warranties, covenants and/or other obligations of any kind made by each Fund in this Agreement are expressly understood by all parties to this Agreement as being made by the Trustees or officers of the abrdn Trust, as applicable, in their respective capacities as Trustees or officers (and not in their individual capacities) for, and on behalf of, each Fund.

WHEREAS, the Board of Trustees of the abrdn Trust, on behalf of the Acquired Fund, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the abrdn Trust, on behalf of the Acquiring Fund, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of assets of the Acquired Fund in exchange for Acquiring Fund Shares and assumption of the Acquired Fund's liabilities and liquidation of the Acquired Fund.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of each corresponding class of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, attributable to each share class of the Acquired Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below); and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Acquired Fund; Class C shares of the Acquiring Fund correspond to Class C shares of the Acquired Fund; Class R shares of the Acquiring Fund correspond to Class R shares of the Acquired Fund; Institutional Class shares of the Acquiring Fund correspond to Institutional Class shares of the Acquired Fund; and Institutional Service Class shares of the Acquiring Fund correspond to Institutional Service Class shares of the Acquired Fund.

1.2.	The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

1.3.	The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, whether absolute or contingent, known or unknown, accrued or unaccrued, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by State Street Bank and Trust Company ("State Street"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.4 hereof.

1.4.	As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders representing the respective pro rata number of each class of Acquiring Fund Shares due Acquired Fund shareholders holding the corresponding class of the Acquired Fund's shares. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although any share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

1.6.	Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the shares of the Acquired Fund (the “Acquired Fund Shares”) on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7.	Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

2.	Valuation

2.1.	The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then current prospectus or statement of additional information.

2.2.	The number of Shares of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for shares of beneficial interest of the Acquired Fund shall be determined by dividing the value of the net assets of the Acquired Fund attributable to each class of its shares of beneficial interest determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the corresponding class of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

2.3.	All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquiring Fund.

3.	Closing and Closing Date

3.1.	The Closing Date for the Reorganization shall be June [ ], 2024, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held at the offices of the Acquired Fund or at such other place as the parties may agree.

3.2.	State Street, the custodian for the Acquiring Fund, shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

3.3.	In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4.	The Acquired Fund shall instruct its transfer agent to provide 'at the Closing, or immediately prior to the Closing, a list of the names and addresses of the Acquired Fund's shareholders and the number and value of each class of outstanding Shares owned by each such shareholder to the Acquiring Fund's transfer agent. The Acquiring Fund shall instruct its transfer agent to issue and deliver a confirmation evidencing the value of the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the abrdn Trust or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, abrdn Trust, on behalf of the Funds, shall deliver to counsel any bills of sale, checks, assignments, share certificates, if any, receipts or other documents as counsel may request.

4.	Representations and Warranties

4.1.	The abrdn Trust, on behalf of each Fund, represents and warrants that:

(a)	The Funds are not, and the execution, delivery and performance of this Agreement by the abrdn Trust will not result, in a violation of the abrdn Trust's Agreement and Declaration of Trust, as amended, or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the abrdn Trust, on behalf of the Funds, is a party or by which the Funds or their property are bound;

(b)	There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

(c)	The abrdn Trust is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

(d)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Funds or any of their properties or assets which, if adversely determined, would materially and adversely affect their financial condition or the conduct of their business. The abrdn Trust knows of no facts which might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their business or their ability to consummate the transactions contemplated herein;

(e)	The Statements of Assets and Liabilities of the Acquired Fund as of October 31, 2023, including the Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended and the Financial Highlights for each of the five years in the period then ended, have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates. The unaudited financial statements of the Acquired Fund for the six-months ended April 30, [2024] have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of June [ ], 2024 that are not disclosed therein.

(f)	Since October 31, 2023 and April 30, [2024], there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subparagraph (f), a decline in ·net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund shareholders shall not constitute a material adverse change;

(g)	At the date hereof and at the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(h)	The Acquiring Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and to the knowledge of the abrdn Trust, for each taxable year since its commencement of operations (including the period through the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code;

(i)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code;

(j)	All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

(k)	At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder.Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(1)	The information to be furnished by the Acquiring Fund and Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(m)	The current prospectus and statement of additional information of the Acquiring Fund and Acquired Fund on Form N-l A conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(n)	The Acquiring Fund agrees to use all reasonable efforts to obtain any approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

4.2.	abrdn represents and warrants to the Acquiring Fund as follows: to the knowledge of abrdn, (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by abrdn and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business, other than those disclosed in writing to and accepted by the Acquiring Fund.

5.	Covenants of the Acquired Fund and the Acquiring Fund

5.1.	The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund shares, and the declaration and payment of customary dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of operations.

5.2.	The Acquired Fund covenants that (i) the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement; (ii) to the best of the knowledge of the Acquired Fund, there is no plan or intention by Acquired Fund's Shareholders to sell, exchange or otherwise dispose of a number of Acquired Fund Shares (or Acquiring Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Acquired Fund shareholders' ownership of Acquired Fund Shares (or equivalent Acquiring Fund Shares) to a number of shares that is less than 50 percent of the number of Acquired Fund Shares as of the record date of the Reorganization; and (iii) the Acquired Fund will not take any position on any federal, state or local income or franchise tax return, or take any other tax reporting position, that is inconsistent with the treatment of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code.

5.3.	Subject to the provisions of this Agreement, the abrdn Trust on behalf of the Acquiring Fund and the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4.	The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Trustee or Officer ("Indemnified Person") of the abrdn Trust, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Trustee or officer of the abrdn Trust, as such service involves the Acquired Fund, with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.4 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his or her office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him or her in connection with the matter as to which he or she is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party trustees of the Acquiring Fund, or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

5.5.	The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund, the Acquired Fund nor the abrdn Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund, the Acquired Fund and the abrdn Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP to render the tax opinion contemplated here in paragraph 7.4.

5.6.	abrdn agrees that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against abrdn or its affiliates by reason of any act or failure to act by abrdn or any of its affiliates prior to the Closing Date.

6.	Conditions Precedent to Obligations of the abrdn Trust

The obligations of the abrdn Trust, on behalf of the Funds, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the abrdn Trust, on behalf of the Funds, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

6.1.	All representations and warranties by the abrdn Trust, the Acquired Fund or Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2.	The abrdn Trust has delivered on behalf of each Fund, a certificate executed in its name by its Chairman, President, Vice President, Secretary or Treasurer and dated as of the Closing Date, to the effect that the representations and warranties of the abrdn Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

6.3.	The abrdn Trust, on behalf of the Funds, shall have received on the Closing Date a favorable opinion from Dechert LLP, counsel to the abrdn Trust, dated as of the Closing Date, covering the following points:

That (a) the abrdn Trust is validly existing in good standing as a statutory ·trust under the Act, and has the trust power and authority under its Agreement and Declaration of Trust, By-Laws and resolutions adopted by its Board of Trustees (together, the "abrdn Trust Documents") and the Act to execute, deliver and perform its obligations under the Agreement and to carry on its business as a registered management investment company; (b) the execution and delivery of the Agreement and the consummation by the abrdn Trust of the transactions contemplated thereby have been duly authorized by the abrdn Trust under the abrdn Trust Documents and the Act; (c) the Agreement has been duly executed and delivered by the abrdn Trust; (d) each Fund has been duly established as a separate series of the abrdn Trust under its Agreement and Declaration of Trust and Section 3806(b)(2) of the Act; (e) assuming due authorization, execution and delivery of the Agreement by the other parties to the Agreement, the Agreement is a valid and binding obligation of the abrdn Trust enforceable in accordance with its terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, receivership or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) considerations of public policy or the effect of applicable law relating to fiduciary duties and (iv) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies; provided, however, that such counsel shall express no opinion with respect to any document referenced in, or incorporated by reference into, the Agreement; (t) neither the execution, delivery and performance by the abrdn Trust of the Agreement, nor the consummation by the abrdn Trust of the transactions contemplated thereby, violates (i) the abrdn Trust Documents or (ii) any law, rule or regulation of the State of Delaware applicable to the abrdn Trust; (g) the execution and delivery of the Agreement and the consummation of the transactions contemplated hereby do not result in a material violation of any provision of any agreement filed as an exhibit to the abrdn Trust's Registration Statement on Form N- I A or such agreements that the abrdn Trust has represented to such counsel are the only other agreements that are material to the abrdn Trust and which are identified in an exhibit to the opinion (collectively, the "abrdn Material Agreements") to which the abrdn Trust, on behalf of each Fund, is a party or by which it or its property is bound or, result in the acceleration of any obligation or the imposition of any penalty, under any abrdn Material Agreement, judgment, or decree, known to such counsel, to which a Fund is a party or by which it or its property is bound; (h) neither the execution, delivery and performance by the abrdn Trust of the Agreement, nor the consummation by the abrdn Trust of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the United States or the State of Delaware, other than the filing of the Certificate of Trust of the abrdn Trust (which Certificate of Trust has been duly filed); (i) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the abrdn Trust, on behalf of each Fund, or its assets or properties, pending, threatened or otherwise existing on or before the Closing Date, which materially and adversely affects the Funds' business; (j) the abrdn Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (k) the shares of the Acquiring Fund to be issued as provided for by the Agreement are duly authorized, and upon issuance will be validly issued, fully paid and non-assessable beneficial interests in the Acquiring Fund, and under the abrdn Trust's Agreement and Declaration of Trust, no shareholder of the Acquiring Fund has any preemptive right or similar rights.

7.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Funds, the abrdn Trust shall not be required to consummate the transactions contemplated by this Agreement.

7.1.	The Board of Trustees of the abrdn Trust, including a majority of the trustees who are not "interested persons" of the abrdn Trust (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of each Fund and that the interests of the shareholders in each Fund would not be diluted as a result of such transactions.

7.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

7.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the abrdn Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

7.4.	The abrdn Trust shall have received on the Closing Date an opinion of Dechert LLP, addressed to, and in form and substance reasonably satisfactory to, the Acquired Fund and the Acquiring Fund and dated as of the Closing Date, substantially to the effect that for U.S. federal income tax purposes:

(a)	The transfer of the Acquired Fund’s assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities followed by the distribution by the Acquired Fund of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund Shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities;

(c)	No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities or upon the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(d)	No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares;

(e)	The aggregate tax basis for Acquiring Fund Shares received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such shareholder of the Acquired Fund immediately prior to the Reorganization;

(f)	The holding period of Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(g)	Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Acquired Fund’s taxable year, the tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor;

(h)	The holding period of the Acquired Fund’s assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund’s asset); and

(i)	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

The delivery of such opinion is conditioned upon the receipt by Dechert LLP of representations it shall request of the abrdn Trust.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 7.4.

7.5.	The Acquired Fund will declare and pay a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income (computed without regard to the dividends-paid deduction) and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to the Closing Date; and (ii) any undistributed investment company taxable income (computed without regard to the dividends-paid deduction) and net realized capital gains from any period to the extent not otherwise already distributed.

8.	Brokerage Fees and Expenses; Other Agreements

8.1.	Each Fund represents and warrants that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

8.2.	abrdn or its affiliates agrees to bear the reasonable expenses that are solely and directly related to the transactions contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, a supplement to the Acquired Fund's prospectus and statement of additional information; (ii) expenses associated with filing the supplement to the Acquired Fund's prospectus and statement of additional information; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage, printing, accounting fees and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; and (v) any other reasonable Reorganization expenses.

8.3.	Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

9.	Entire Agreement; Survival of Warranties

9.1.	The abrdn Trust, on behalf of the Acquiring Fund and the Acquired Fund, agrees that it has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement.

9.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.	Termination

This Agreement may be terminated at any time at or prior to the Closing Date by a vote of a majority of the Board of Trustees of the abrdn Trust.

11.	Amendments

This Agreement may be amended, modified or supplemented in writing in such manner agreed upon by the authorized officers of the abrdn Trust.

12.	Notices

12.1.	Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

1900 Market Street, Suite 200 Philadelphia, PA 19103

Attention: Product Governance

or to the Acquired Fund at:

1900 Market Street, Suite 200 Philadelphia, PA 19103

Attention: Product Governance

13.	Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

13.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3.	This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Except as provided in this paragraph and paragraph 5.4, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. '

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President, or Vice President and attested to by its Vice President, Secretary or Assistant Secretary.

abrdn Funds

For and on behalf of abrdn Emerging Markets Sustainable Leaders and abrdn Emerging Markets ex-China Fund

By:
Name:
Title:

Attested to by:
Name:
Title:

Solely with respect to paragraphs 4.2, 5.6 and 8.2 hereof:

abrdn Inc.

By:
Name:
Title:

Attested to by:
Name:
Title:

Exhibit B

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Information about each Fund’s principal strategies and risks appears at the beginning of this Information Statement. The information below further describes the investment strategies and risks pertinent to the Funds. Additional information about the investment strategies of the Funds and risks pertinent to these strategies is included in the Funds’ SAI.

80% Investment Policy. (Acquiring Fund and Acquired Fund) If either Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Fund.

Additional Information about Principal Investment Strategies. (The Acquiring Fund)

In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser (together, the “Advisers”) invest in quality companies and are active, engaged owners. The Advisers evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material ESG factors impacting a company. Examples of ESG factors considered by the Advisers include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Advisers.

Through fundamental research, supported by a global research presence, the Advisers seek to identify companies whose quality and future prospects are not yet fully recognized by the market.

The Advisers may sell a security when they perceive that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.

Additional Information about Investments, Investment Techniques and Risks. (Acquiring Fund and Acquired Fund, unless otherwise noted)

Active Management Risk – Each Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of the Adviser or Sub-adviser or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systematic) could prevent a Fund from purchasing a security expected to appreciate in value.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk – The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Emerging market securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Emerging market countries may be dependent on the economies of certain key trading partners, and a reduction in spending on products and services or changes in those economies or their relationships with countries in those regions may cause an adverse impact on the regional economy. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets, as well as political uncertainty, corruption, military intervention, social unrest or natural disasters. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. For these and other reasons, investments in emerging markets are often considered speculative. A Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed, and less accessible than other emerging markets.

China Risk. (Acquired Fund only) In addition to the risks discussed above under “Emerging Markets Risk,” as well as the risks described below under “Foreign Securities Risk,” investing in China presents additional risks. Concentrating investments in China and Hong Kong may make a Fund significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever-present consideration.

The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. In particular, the current political climate has intensified concerns about a potential trade war between China and the United States, as each country has imposed, and may in the future impose additional, tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. Certain securities are, or may in the future become, restricted, and a Fund may be forced to sell such restricted securities and incur a loss as a result. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Recent developments in relations between the U.S. and China have raised concerns regarding trade restrictions between the two countries, which could negatively impact a Fund. It is currently impossible to predict whether further restrictions will be placed on trade between China and the U.S.

Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The China securities market has, at times, experienced considerable volatility and has historically been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund. A Fund may gain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. The Chinese government could intervene with respect to VIEs, which could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangement with the Chinese company. Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities (described below under “ – Direct China Securities”).

Direct China Securities. (Acquired Fund only) Historically, direct investments in foreign investments in stocks, bonds and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments approved by the Chinese regulators (collectively referred to as “China Securities”) were not eligible for investment by non-Chinese investors.

Stock Connect. (Acquired Fund only) Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China (“PRC”).

In recent years, non-Chinese investors, including the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs.

China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). China A shares through the Stock Connect Programs are held by third party securities settlement systems in Hong Kong (Hong Kong Securities Clearing Company (“HKSCC”)) and the PRC (“ChinaClear”) where they are mixed with other investors’ assets and may be subject to lower safekeeping, segregation and record keeping requirements than investments held domestically. It is considered unlikely that ChinaClear will become insolvent but, if it does so, HKSCC is likely to seek to recover any outstanding China A shares from ChinaClear through available legal channels but it is not obligated to do so. If HKSCC does not enforce claims against ChinaClear these funds may not be able to recover their China A shares. China A shares traded through Stock Connect are uncertificated and are held in the name of HKSCC or its nominee. PRC law may not recognize the beneficial ownership of the China A shares by these funds and, in the event of a default of ChinaClear, it may not be possible for the China A shares held by these funds to be recovered.

Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Funds will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk and regulations that are relatively untested and subject to change. If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Funds may not be able to acquire or dispose of China A Shares through Stock Connect in a timely manner, which could adversely affect the Funds’ performance.

India. (Acquiring Fund only) Political, economic, social and other factors in India may adversely affect a Fund’s performance. An emerging market such as India has undergone and may continue to undergo rapid change and lack the social, political and economic stability of more developed countries. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and a Fund, market conditions, and prices and yields of securities in a Fund’s portfolio.

Further, the economies of developing countries such as India generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The Indian economy also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.

There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks). All of these factors could adversely affect the economy of India, make the prices of Indian securities generally more volatile than the prices of securities of companies in developed markets and increase the risk of loss to a Fund.

The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause the Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments. In addition, Indian securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards.

Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Indian issuers than there is about U.S. issuers. A high proportion of the shares of many Indian issuers are held by a limited number of persons, which may limit the number of shares available for investment by a Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of a Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major stockholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires. Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a Fund’s investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations.

Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund’s ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a Fund to repatriate their income and capital.

Indian stock exchanges have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of a Fund’s shares of common stock and the price at which those shares trade.

There is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the timely disclosure of information. Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights may differ from those that may apply in other jurisdictions. Stockholders’ rights under Indian law may not be as extensive as those that exist under the laws of the United States. A Fund may therefore have more difficulty asserting its rights as a stockholder of an Indian company in which it invests than it would as a stockholder of a comparable American company. A Fund may also have difficulty enforcing foreign judgments against Indian companies or their management.

Taiwan. Including risks associated with investing in emerging markets, a Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.

Equity Securities Risk – Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of a Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests. Equity securities may be subject to increased risk during periods of economic or market uncertainty or difficulty. Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

ESG Integration Risk (Acquiring Fund only) – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.

Foreign Currency Exposure Risk – Funds that invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact a Fund more greatly to the extent the Fund does not hedge its currency risk. To manage currency risk, a Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Not all Funds hedge currency risk. In addition, the Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase a Fund’s exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. Dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of a Fund’s hedge. Certain Funds may also purchase a foreign currency on a spot or forward basis in order to obtain potential appreciation of such currency relative to the U.S. Dollar or to other currencies in which a Fund’s holdings are denominated. Losses on such transactions may not be offset by gains from other Fund assets.

A Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations.

Foreign Securities Risk – The Funds use various criteria to determine to which country or countries the securities in which the Funds invest are economically tied. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by a Fund are significantly impacted by its U.S. activities. Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer’s securities held by a Fund are significantly impacted by non-U.S. activities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

●	political and economic changes and/or instability, including adverse consequences stemming from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions;

●	the impact of currency exchange rate fluctuations;

●	reduced information about issuers;

●	higher transaction costs;

●	less stringent regulatory and accounting standards; and

●	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent that a Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. The risks of investing in foreign securities are increased in connection with investments in emerging markets. See “Emerging Markets Risk” above.

Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

●	corporate earnings;

●	production;

●	management;

●	sales; and

●	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and interest rate hikes. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.

Sector Risk – To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. As disclosed under “Principal Risks” in the Summary section for the applicable Fund, certain Funds have a significant portion of their assets invested in securities in, and are therefore subject to the risks of, the sectors described below.

Financials Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attack and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Small-Cap Securities Risk – In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors. These risks may be exacerbated for micro-cap securities.

Sustainable Investing Risk (Acquired Fund only) – A Fund’s Sustainable Leaders strategies could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views. In evaluating an issuer, the Adviser utilizes information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Adviser to incorrectly assess an issuer’s business practices with respect to the environment, social responsibility and corporate governance.

Temporary Investments – Generally, each Fund will be fully invested in accordance with its investment objective and strategies; however, pending investment of cash balances or for other cash management purposes or if a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash, cash equivalents or other short-term obligations, including:

●	short-term U.S. Government securities;

●	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

●	prime quality commercial paper;

●	repurchase agreements covering any of the securities in which the Fund may invest directly; and

●	shares of money market funds.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Valuation Risk – The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not be able to purchase or sell that Fund’s shares.

Exhibit C

more about the funds

Share Classes

A Note About Share Classes

The Acquiring Fund offers five share classes—Class A, Class C, Class R, Institutional Service Class and Institutional Class.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you.

Choosing a Share Class

When selecting a share class, you should consider the following:

●	which share classes are available to you;

●	how long you expect to own your shares;

●	how much you intend to invest;

●	total costs and expenses associated with a particular share class; and

●	whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs and for which you qualify.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive investment minimums under certain circumstances.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

The table below provides a comparison of Class A and Class C shares. Class A and Class C shares are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. In addition to Class A and Class C shares, the Funds also offer Class R, Institutional Service Class and Institutional Class shares. Class R, Institutional Service Class and Institutional Class shares are subject to different eligibility requirements, fees and expenses, may have different minimum investment requirements, and may be entitled to different services. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares. However, an investor transacting in Institutional Class shares or Institutional Service Class shares may be required to pay a commission to a broker that is not described in this prospectus. Contact your broker for more information about the commissions that your broker may charge.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine if the Fund and which share class is most appropriate for your situation.

Comparing Class A and Class C Shares

Class A Shares

Front-end sales charge up to 5.75% for Class A Shares	The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC) up to 1.00% (1)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25% Administrative services fee of up to 0.25%	Total annual operating expenses are lower than Class C expenses which means higher dividends and/or NAV per share. No conversion feature. No maximum investment amount.

Class C Shares

No front-end sales charge.	No front-end sales charge means your full investment immediately goes toward buying shares.

CDSC of 1.00% (2)	No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00% No administrative services fee

Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.

Converts to Class A shares after approximately 8 years.

Maximum investment amount of $1,000,000 (3). Larger investments may be rejected.

(1)       Unless you are otherwise eligible to purchase Class A shares without a sales charge, for all Funds, a CDSC of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)       A 1.00% CDSC will be assessed when Class C shares are redeemed within 12 months of purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)       This limit was calculated based on a one-year holding period.

Front-End Sales Charges for Class A Shares of the Funds

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price*	(Approximately)	Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	**

*            The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**          Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial intermediary or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. Information regarding breakpoints is available free of charge by visiting https://www.abrdn.com/en-us/us/investor/fund-centre#literature.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

●	A Larger Investment. The sales charge decreases as the amount of your investment increases.

●	Rights of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the tables above), you and other family members living at the same address can add the value of any Class A, Class A1 or Class C shares in the Trust (each, an “abrdn Fund” and collectively, the “abrdn Funds”) that you currently own or are currently purchasing to the value of your Class A purchase.

●	Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

●	Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A, Class A1 and Class C shares in the abrdn Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

●	The following purchasers qualify for a waiver of front-end sales charges on Class A shares:

o	“Retirement Plans”;

◾	“Retirement Plans” include 401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), defined benefit plans, and other similar employer sponsored retirement and benefit plans.

Retirement Plans” do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one-person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

o	investment advisory clients of the Adviser’s affiliates;

o	any life insurance company separate account registered as a unit investment trust;

o	directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time;

o	directors, officers, full-time employees and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor;

o	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

o	financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Sales charges are waived on shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

The Funds’ Statement of Additional Information lists additional information regarding investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more (or $250,000 or more) in Class A shares in the Funds at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares”).

A CDSC of up to 1.00% applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 12 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

●	if you are eligible to purchase Class A shares without a sales charge for another reason; or

●	if no finder’s fee was paid; or

●	to shares acquired through reinvestment of dividends or capital gains distributions.

* The Distributor or the Fund’s Adviser may pay a finder’s fee to financial intermediaries who sell Class A shares in purchase amounts of $250,000 or more. For the selling dealer to be eligible for the finder’s fee, the following requirements apply:

●	The purchase can be made in any combination of the funds of the Trust. The amount of the finder’s fee will be determined based on the particular combination of the funds purchased. The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular fund.

●	The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 12 months of purchase.

The finder’s fee rates will equal the CDSC percentages noted below under “Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares”. Finders’ fees are not paid in connection with purchases of Class A shares on certain account types, as described in the section titled “Waiver of Class A Sales Charges”. Investors can consult with their financial advisor who purchased shares on their behalf to confirm whether a finder’s fee was paid in connection with the purchase of such shares.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	1.00%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

A shareholder may be subject to a CDSC if he or she did not pay an up-front sales charge and redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged. The CDSC of Class A shares for the Funds is described above; however, the CDSC for Class A or Class A1 shares of other Funds of the Trust may be different and are described in their respective prospectuses. If you purchase more than one Fund of the Trust and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Funds purchased and is proportional to the amount you redeem from each Fund.

Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares

The CDSC may be waived on:

●	the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;

●	Class A or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

●	mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 72 (73 if you reach 72 after December 31, 2022) and for other required distributions from retirement accounts;

●	redemptions of Class C shares from “Retirement Plans,” as defined on pages 171, if no commission was paid by the Adviser on the purchase of the shares being redeemed; and

●	redemptions of Class C shares purchased through financial intermediaries who did not receive advanced sales commission payments.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. Your financial intermediary may have its own sales charge waiver policies, which could mean that it may not have the capability to waive such sales charges; for more complete information, see “Broker-Defined Sales Charge Waiver Policies” in the Funds’ Statutory Prospectus.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00% unless you qualify for a waiver; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges - Class A, and Class C Shares” for a list of situations where a CDSC may be waived.

The Funds’ distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales. Pursuant to financing arrangements with the Fund’s distributor, the Adviser may advance 1.00% of the purchase price of Class C shares, at the time of purchase, to selling brokers, dealers, or other financial intermediaries that have entered into distribution agreements with the distributor. Such advance will be from the Adviser’s own resources. During the period the CDSC is applicable with respect to such shares, the Class C Rule 12b-1 fees (as described in the section entitled “Sales Charges and Fees – Distribution and Service Fees”) attributable to those shares will be paid to the Adviser in satisfaction of the advance. If a CDSC is not (or is no longer) applicable with respect to such shares, the Class C Rule 12b-1 fees attributable to those shares will be paid to the selling broker, dealer or other financial intermediary.

Conversion of Class C Shares to Class A Shares

Class C shares of the Funds will automatically convert to Class A shares after 8 years. Conversions of Class C shares to Class A shares will occur during the month following the 8th anniversary of the share purchase date.

All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes. For Class C shares that have been acquired through an exchange from another abrdn Fund, the purchase date is calculated from the date the shares were originally purchased in the other abrdn Fund. When Class C shares that a shareholder acquired through a purchase or exchange convert to Class A shares, any Class C shares that the shareholder acquired through reinvestment of dividends and distributions related to the shares being converted also will convert to Class A shares on a pro rata basis.

Certain financial intermediaries currently do not have the ability to track an individual shareholder’s holding periods and, therefore, may not know how long a shareholder has held Class C shares. If a shareholder holds Class C shares through a financial intermediary in an omnibus account, it is the responsibility of the shareholder or financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or financial intermediary may be required to provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary.

Share Classes Available Only to Institutional Accounts

The Funds offers Class R shares, Institutional Class and Institutional Service Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

●	the level of distribution and administrative services the plan requires;

●	the total expenses of the share class; and

●	the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

●	401(a) plans;

●	401(k) plans;

●	457 plans;

●	403(b) plans;

●	profit sharing and money purchase pension plans;

●	defined benefit plans;

●	non-qualified deferred compensation plans; and

●	other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Funds’ Adviser or the Funds’ distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

●	institutional non-retirement accounts;

●	traditional and Roth IRAs;

●	Coverdell Education Savings Accounts;

●	SEPs and SAR-SEPs;

●	SIMPLE IRAs;

●	one-person Keogh plans;

●	individual 403(b) plans; or

●	529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

●	retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

●	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

●	a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

●	registered investment advisers investing on behalf of institutions and high net worth individuals. This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

●	financial intermediaries that have entered into an agreement with the Distributor to offer Institutional Service Class shares through a no-transaction fee platform; or

●	life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

●	funds of funds offered by affiliates of the Funds;

●	independent directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Adviser and its affiliates;

●	retirement plans for which no third-party administrator receives compensation from the Funds;

●	institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

●	rollover individual retirement accounts from such institutional advisory accounts;

●	a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

●	registered investment advisers investing on behalf of institutions and high net-worth individuals. This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

●	financial intermediaries that have entered into an agreement with the Distributor to offer Institutional Class shares through a no-transaction fee platform;

●	high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary; or

●	brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Institutional Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Funds’ distributor. These fees are either kept or paid to your financial advisor or other intermediary.

Distribution and Service Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to Class A, Class C and Class R shares, which permits Class A, Class C and Class R shares of the Funds to compensate the Funds’ distributor or any other entity approved by the Board of Trustees (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C and Class R shares pay the Funds’ distributor annual amounts not exceeding the following:

Class A	0.25% (distribution or service fee)
Class C	1.00% (0.25% service fee)
Class R	0.50% (0.25% of which will be a distribution fee and 0.25% of which will be a service fee)

Administrative Services Fees/Sub-Transfer Agency Fees

The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board of Trustees. (These fees may be in addition to the Rule 12b-1 fees described above.) Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board of Trustees. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares (or under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2025, a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis); however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly and not pursuant to an Administrative Services Plan.

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “abrdn”) may make payments for marketing, promotional or related services provided by broker-dealers, platforms, and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers. The Adviser may also pay and/or reimburse sub-transfer agency fees or portions thereof to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board.

These payments, or a portion of these payments in certain instances, are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.23%, one time ticket charges pertaining to purchases placed through advisory platforms, flat fees or minimum aggregate fees of up to $75,000 annually. These amounts are subject to change at the discretion of abrdn. Revenue sharing payments are paid from abrdn’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by abrdn, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by abrdn.

In addition to the revenue sharing payments described above, abrdn may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

●	the Funds’ distributor and other affiliates of the Adviser;

●	broker-dealers;

●	financial institutions; and

●	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and the Sub-adviser are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or the Sub-adviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Funds. In addition, financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940. They may charge additional fees not described in this prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. Since the Funds will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary’s relationship with abrdn is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

●	A Fund will be deemed to have received an order that is in good form when the order is received by the financial intermediary on a business day, and the order will be priced at a Fund’s net asset value per share (adjusted for any applicable sales charge) next determined after such receipt.

●	Financial intermediaries are responsible for transmitting received orders to a Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.

Contacting abrdn Funds

Customer Service Representatives are available 8 a.m. to 6 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

●	make transactions;

●	hear fund price information; and

●	obtain mailing and wiring instructions.

Internet Go to https://www.abrdn.com/en-us/us/investor 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

●	download Fund prospectus;

●	obtain information on the abrdn Funds;

●	access your account information; and

●	request transactions, including purchases, redemptions and exchanges.

By Regular Mail abrdn Funds, P.O. Box 219534, Kansas City, MO 64121-9534.

By Overnight Mail abrdn Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407.

By Fax 866-923-4269.

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

●	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

●	generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge. An order is in “good form” if the Funds’ transfer agent has all the information and documentation it deems necessary to effect your order.

Please note the following with respect to the price at which your transactions are processed:

●	Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although fixed income Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

●	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

●	The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open pone or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-866-667-9231.

The Funds do not calculate NAV on days when the New York Stock Exchange is regularly closed. The New York Stock Exchange is closed on the following days:

●	New Year’s Day

●	Martin Luther King, Jr. Day

●	Presidents’ Day

●	Good Friday

●	Memorial Day

●	Juneteenth National Independence Day

●	Independence Day

●	Labor Day

●	Thanksgiving Day

●	Christmas Day

●	Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

Buying, Exchanging and Selling Shares

Fund Transactions

All transaction orders must be received by the Funds’ transfer agent in Kansas City, Missouri or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV. The Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

How to Buy Shares

Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: abrdn Funds. Payment must be made in U.S. Dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

On-line. Transactions may be made through the abrdn Funds’ website at https://www.abrdn.com/us-online-access. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. The authorization will be in effect unless you give the Funds written notice of its termination.

●	if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

●	your bank may charge a fee to wire funds.

●	the wire must be received by 4:00 p.m. Eastern Time in order to receive the current day’s NAV.

By Automated Clearing House (ACH). You can fund your abrdn Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches abrdn Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination.

By Automatic Investment Plan (AIP). Once your account has been opened, you may make regular investments automatically in amounts of not less than $50 per month in Class A or Class C shares of a Fund. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent to do this.  Your financial institution must be a member of the Automated Clearing House (ACH) network to participate in an AIP.  Any request to change or terminate your AIP should be submitted to the Funds’ transfer agent 10 days prior to effective date. Please call abrdn Funds at (866) 667-9231 for further information. If you redeem shares purchased via the AIP within 10 days, the Funds’ transfer agent may delay payment until it is assured that the purchase has cleared your account.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

How to Exchange* or Sell** Shares

* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to abrdn Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the abrdn Funds’ website at https://www.abrdn.com/us-online-access. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Funds written notice of its termination.

●	your proceeds typically will be wired to your bank on the next business day after your order has been processed.

●	abrdn Funds deducts a $20 service fee from the redemption proceeds for this service.

●	your financial institution may also charge a fee for receiving the wire.

●	funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination. ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Pricing of Fund Shares

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) designated the Adviser as the valuation designee (“Valuation Designee”) for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.

Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.

Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower, or occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser as Valuation Designee concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

●	name;

●	date of birth (for individuals);

●	residential or business street address (although post office boxes are still permitted for mailing); and

●	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed (less any applicable CDSC).

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

●	If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee. See the SAI for information about the circumstances under which this fee will not be assessed.

●	Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

If you hold Class A, Class C, Institutional Class or Institutional Service Class shares, you may exchange your Fund shares for shares of any fund of the Trust that is currently accepting new investments as long as:

●	your financial intermediary’s policies and procedures permit exchanges;

●	both accounts have the same registration;

●	your first purchase in the new fund meets its minimum investment requirement; and

●	you purchase the same class of shares. For example, you may exchange between Class A shares of any Fund of the Trust, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, you may exchange all or part of your shares for shares of the same class of another abrdn Fund without paying a front-end sales charge or CDSC at the time of the exchange. However, if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

Moving Share Classes in the Same Fund

A financial intermediary may exchange shares in one class held on behalf of its customers for another class of the same Fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary. All such transactions are subject to meeting any investment minimum or eligibility requirements. Neither the Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.

Financial intermediaries may offer investment programs (a “Program”) to their clients that are governed by specific terms. The Program terms may permit the financial intermediary to exchange Institutional Class shares held in a client’s account for a class of shares of the same Fund with a higher expense structure. For example, if a financial intermediary client account holds Institutional Class shares and has ceased his or her participation in a Program that utilizes Institutional Class shares, or the financial intermediary has determined to utilize Class A shares rather than Institutional Class shares in its Program, or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange Institutional Class shares held in the client account for Class A shares of the same Fund. Based on the Program terms, such exchange may be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge. If the Program terms do not include a waiver of such charges, the client account may be subject to the payment of a sales load upon a transfer from Institutional Class to Class A shares. There could be tax consequences for any such exchange. Investors in such Programs should consult their tax advisor to determine if there are tax consequences if the intermediary makes such an exchange.

Systematic Withdrawal Program

You may elect to automatically redeem shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A, Class A1 or Class C shares subject to a sales charge while redeeming shares using this program. A systematic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Systematic Exchange Plan and Dividend Moves

This systematic exchange plan allows you to transfer $50 or more to one abrdn Fund from another abrdn Fund systematically, monthly or quarterly. Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent to do this. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This systematic exchange plan may not be permitted by the policies and procedures of your financial intermediary. Please consult your financial advisor for more information.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

●	trading is restricted; or

●	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, a Fund will issue payment for shares that you redeem the next business day after your redemption request is received in good order. The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker). Payment for shares that you recently purchased by check may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days:

●	if the account holder is engaged in excessive trading or

●	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of a Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under normal circumstances, each Fund expects to meet redemption requests by using cash in its portfolio or by selling portfolio securities to generate cash. During periods of stressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, such Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under its overdraft facility, and/or by transferring some of the securities held by the Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about abrdn Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind by shareholders including affiliated and unaffiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. Further, the procedures require that, in general, in-kind redemptions may be distributed on a pro rata basis whereby the redeeming shareholder would receive a proportionate share of every investment held by the Fund including cash. In certain circumstances, however, pro rata distribution with some adjustments may be made when the redeeming shareholder is restricted by law from taking possession of certain securities or the Fund’s Adviser believes such a distribution is in the best interests of shareholders.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

●	if ownership is being changed on your account;

●	the redemption check is made payable to anyone other than the registered shareholder;

●	the proceeds are mailed to an address other than the address of record;

●	your account address has changed within the last 15 calendar days;

●	the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; or

●	the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

abrdn Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds of the Trust or sales and repurchases of Funds within a short time period) may:

●	disrupt portfolio management strategies;

●	increase brokerage and other transaction costs; and

●	negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds).

Monitoring of Trading Activity

The Funds, through the Adviser, the Sub-adviser and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. Despite its best efforts, the Trust may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, the Trust may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. A Fund also has sole discretion to:

●	restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading; and

●	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

In general if you make an exchange equaling 1% or more of a Fund’s NAV, the exchange into another abrdn Fund may be rejected.

The Funds, at their discretion, may choose to exempt certain types of transactions from short-term trading restrictions if the Adviser believes the Fund share activity is not to the detriment of the Fund or its shareholders. The following, among others, are examples of transaction descriptions that may qualify for an exemption: transactions made by a participant in Fund-sponsored systematic purchase, exchange and redemption programs; required minimum distributions from retirement accounts; transactions placed by fund-of-funds organized as registered investment companies; transactions placed at the direction of a retirement plan administrator; and transactions made pursuant to an asset allocation or advisory program.

Fair Valuation

The Trust has fair value pricing procedures in place as described above in “Investing with abrdn Funds: Pricing of Fund Shares.”

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. Escheatment of retirement account assets may be subject to U.S. federal withholding tax. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Exhibit D

FINANCIAL HIGHLIGHTS OF THE FUNDS

Financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or periods ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions and no sales charges). The information for the fiscal year ended October 31, 2023 was derived from the financial statements which were audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ most recent annual report, which is available upon request.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Sustainable Leaders Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions

Class A Shares
Year Ended October 31, 2023	$9.24	$0.11	$0.49	$0.60	$(0.14)	$–	$(0.14)
Year Ended October 31, 2022	18.83	0.04	(5.77)	(5.73)	(0.01)	(3.85)	(3.86)
Year Ended October 31, 2021	15.74	0.02	3.07	3.09	– (f)	–	– (f)
Year Ended October 31, 2020	14.68	– (f)	1.21	1.21	(0.15)	–	(0.15)
Year Ended October 31, 2019	13.28	0.12	1.57	1.69	(0.29)	–	(0.29)
Class C Shares
Year Ended October 31, 2023	8.40	0.06	0.43	0.49	– (f)	–	– (f)
Year Ended October 31, 2022	17.58	(0.04)	(5.29)	(5.33)	–	(3.85)	(3.85)
Year Ended October 31, 2021	14.79	(0.11)	2.90	2.79	–	–	–
Year Ended October 31, 2020	13.76	(0.08)	1.12	1.04	(0.01)	–	(0.01)
Year Ended October 31, 2019	12.44	0.03	1.48	1.51	(0.19)	–	(0.19)
Class R Shares
Year Ended October 31, 2023	8.62	0.08	0.46	0.54	(0.11)	–	(0.11)
Year Ended October 31, 2022	17.87	–	(5.40)	(5.40)	–	(3.85)	(3.85)
Year Ended October 31, 2021	14.98	(0.02)	2.91	2.89	–	–	–
Year Ended October 31, 2020	13.97	(0.03)	1.14	1.11	(0.10)	–	(0.10)
Year Ended October 31, 2019	12.65	0.08	1.50	1.58	(0.26)	–	(0.26)
Institutional Service Class Shares
Year Ended October 31, 2023	9.53	0.15	0.51	0.66	(0.18)	–	(0.18)
Year Ended October 31, 2022	19.25	0.08	(5.93)	(5.85)	(0.02)	(3.85)	(3.87)
Year Ended October 31, 2021	16.08	0.08	3.14	3.22	(0.05)	–	(0.05)
Year Ended October 31, 2020	15.00	0.06	1.22	1.28	(0.20)	–	(0.20)
Year Ended October 31, 2019	13.58	0.17	1.60	1.77	(0.35)	–	(0.35)
Institutional Class Shares
Year Ended October 31, 2023	9.59	0.17	0.51	0.68	(0.17)	–	(0.17)
Year Ended October 31, 2022	19.34	0.09	(5.97)	(5.88)	(0.02)	(3.85)	(3.87)
Year Ended October 31, 2021	16.15	0.09	3.15	3.24	(0.05)	–	(0.05)
Year Ended October 31, 2020	15.06	0.06	1.23	1.29	(0.20)	–	(0.20)
Year Ended October 31, 2019	13.63	0.17	1.61	1.78	(0.35)	–	(0.35)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Sustainable Leaders Fund (concluded)

	Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)
$9.70	6.44%		$10,222	1.51	%(e)	1.73	%(e)	1.08%	27.11%
9.24	(37.00)%		11,345	1.48	%(e)	1.63	%(e)	0.33%	29.36%
18.83	19.65%		23,898	1.46	%(e)	1.46	%(e)	0.11%	120.50%
15.74	8.24%		21,418	1.49	%(e)	1.49	%(e)	0.02%	37.50%
14.68	13.13%		24,719	1.52	%(g)	1.52	%(g)	0.89%	28.30%

8.89	5.86%		32	2.11	%(e)	2.47	%(e)	0.58%	27.11%
8.40	(37.41)%		206	2.10	%(e)	2.36	%(e)	(0.35)%	29.36%
17.58	18.86%		1,159	2.11	%(e)	2.21	%(e)	(0.59)%	120.50%
14.79	7.56	%(h)	2,432	2.10	%(e)	2.20	%(e)	(0.55)%	37.50%
13.76	12.43	%(h)	4,330	2.12	%(g)	2.24	%(g)	0.21%	28.30%

9.05	6.22%		2,379	1.74	%(e)	1.96	%(e)	0.84%	27.11%
8.62	(37.15)%		2,365	1.76	%(e)	1.91	%(e)	0.02%	29.36%
17.87	19.29%		6,126	1.74	%(e)	1.74	%(e)	(0.10)%	120.50%
14.98	7.97%		3,244	1.74	%(e)	1.74	%(e)	(0.22)%	37.50%
13.97	12.80%		3,992	1.79	%(g)	1.79	%(g)	0.58%	28.30%

10.01	6.85%		50,678	1.17	%(e)	1.39	%(e)	1.41%	27.11%
9.53	(36.80)%		52,901	1.16	%(e)	1.31	%(e)	0.67%	29.36%
19.25	20.02%		94,132	1.16	%(e)	1.16	%(e)	0.41%	120.50%
16.08	8.58	%(h)	83,121	1.15	%(e)	1.15	%(e)	0.36%	37.50%
15.00	13.49	%(h)	85,934	1.16	%(g)	1.16	%(g)	1.23%	28.30%

10.10	6.97%		6,850	1.11	%(e)	1.42	%(e)	1.52%	27.11%
9.59	(36.78)%		46,516	1.10	%(e)	1.31	%(e)	0.70%	29.36%
19.34	20.06%		91,084	1.11	%(e)	1.15	%(e)	0.45%	120.50%
16.15	8.63	%(h)	107,158	1.10	%(e)	1.13	%(e)	0.41%	37.50%
15.06	13.55	%(h)	99,475	1.12	%(g)	1.13	%(g)	1.21%	28.30%

(a) Net investment income/(loss) is based on average shares outstanding during the period.

(b) Excludes sales charge.

(c) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e) Includes interest expense that amounts to less than 0.01%.

(f) Less than $0.005 per share.

(g) Includes interest expense that amounts to 0.02% for Class C and Institutional class. Includes interest expense that amounts to 0.01% for Class A, Class R and Institutional Service Class.

(h) The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets ex-China Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2023	$12.38	$0.12	$0.70	$0.82	$(0.11)	$(2.81)	$(2.92)	$10.28
Year Ended October 31, 2022	18.17	0.08	(3.93)	(3.85)	–	(1.94)	(1.94)	12.38
Year Ended October 31, 2021	13.21	(0.06)	5.02	4.96	–	–	–	18.17
Year Ended October 31, 2020	12.87	(0.01)	0.77	0.76	(0.08)	(0.34)	(0.42)	13.21
Year Ended October 31, 2019	12.75	0.08	1.08	1.16	(0.09)	(0.95)	(1.04)	12.87
Class C Shares
Year Ended October 31, 2023	11.24	0.05	0.62	0.67	(0.03)	(2.81)	(2.84)	9.07
Year Ended October 31, 2022	16.77	(0.02)	(3.57)	(3.59)	–	(1.94)	(1.94)	11.24
Year Ended October 31, 2021	12.27	(0.15)	4.65	4.50	–	–	–	16.77
Year Ended October 31, 2020	11.98	(0.08)	0.71	0.63	–	(0.34)	(0.34)	12.27
Year Ended October 31, 2019	11.93	0.01	0.99	1.00	–	(0.95)	(0.95)	11.98
Class R Shares
Year Ended October 31, 2023	11.59	0.08	0.65	0.73	(0.04)	(2.81)	(2.85)	9.47
Year Ended October 31, 2022	17.19	0.02	(3.68)	(3.66)	–	(1.94)	(1.94)	11.59
Year Ended October 31, 2021	12.54	(0.11)	4.76	4.65	–	–	–	17.19
Year Ended October 31, 2020	12.21	(0.05)	0.73	0.68	(0.01)	(0.34)	(0.35)	12.54
Year Ended October 31, 2019	12.15	0.03	1.01	1.04	(0.03)	(0.95)	(0.98)	12.21
Institutional Service Class Shares
Year Ended October 31, 2023	12.66	0.14	0.72	0.86	(0.15)	(2.81)	(2.96)	10.56
Year Ended October 31, 2022	18.49	0.11	(4.00)	(3.89)	–	(1.94)	(1.94)	12.66
Year Ended October 31, 2021	13.41	(0.02)	5.10	5.08	–	–	–	18.49
Year Ended October 31, 2020	13.05	0.02	0.80	0.82	(0.12)	(0.34)	(0.46)	13.41
Year Ended October 31, 2019	12.94	0.11	1.08	1.19	(0.13)	(0.95)	(1.08)	13.05
Institutional Class Shares
Year Ended October 31, 2023	12.50	0.16	0.72	0.88	(0.17)	(2.81)	(2.98)	10.40
Year Ended October 31, 2022	18.27	0.08	(3.91)	(3.83)	–	(1.94)	(1.94)	12.50
Year Ended October 31, 2021	13.24	–(g)	5.03	5.03	–	–	–	18.27
Year Ended October 31, 2020	12.88	0.03	0.79	0.82	(0.12)	(0.34)	(0.46)	13.24
Year Ended October 31, 2019	12.77	0.13	1.06	1.19	(0.13)	(0.95)	(1.08)	12.88

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets ex-China Fund (concluded)

		Ratios/Supplemental Data
Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)
7.41%		$20,114	1.46	%(e)	2.36	%(e)	1.12%	36.00%
(23.84)%		19,947	1.48	%(e)	2.17	%(e)	0.55%	129.38%
37.55%		27,814	1.53%		2.17%		(0.35)%	21.98%
5.93	%(f)	22,455	1.53	%(e)	2.17	%(e)	(0.06)%	29.04%
10.40	%(f)	26,719	1.53	%(e)	2.07	%(e)	0.66%	32.68%

6.64%		154	2.11	%(e)	3.17	%(e)	0.48%	36.00%
(24.32)%		135	2.14	%(e)	3.05	%(e)	(0.12)%	129.38%
36.67%		195	2.19%		3.03%		(1.01)%	21.98%
5.24%		205	2.19	%(e)	3.04	%(e)	(0.68)%	29.04%
9.62%		638	2.19	%(e)	2.95	%(e)	0.05%	32.68%

7.07%		519	1.80	%(e)	2.70	%(e)	0.74%	36.00%
(24.12)%		588	1.88	%(e)	2.57	%(e)	0.13%	129.38%
37.08%		903	1.87%		2.51%		(0.69)%	21.98%
5.58%		898	1.91	%(e)	2.55	%(e)	(0.42)%	29.04%
9.83%		1,554	1.94	%(e)	2.48	%(e)	0.26%	32.68%

7.63%		58	1.20	%(e)	2.10	%(e)	1.17%	36.00%
(23.62)%		236	1.23	%(e)	1.92	%(e)	0.78%	129.38%
37.88%		343	1.29%		1.93%		(0.12)%	21.98%
6.25%		250	1.29	%(e)	1.93	%(e)	0.18%	29.04%
10.56%		265	1.29	%(e)	1.83	%(e)	0.88%	32.68%

7.86%		20,168	1.11	%(e)	2.13	%(e)	1.44%	36.00%
(23.57)%		3,740	1.13	%(e)	1.88	%(e)	0.61%	129.38%
37.99%		1,583	1.19%		1.88%		(0.02)%	21.98%
6.39%		1,409	1.19	%(e)	1.88	%(e)	0.27%	29.04%
10.71%		1,390	1.19	%(e)	1.77	%(e)	1.01%	32.68%

(a) Net investment income/(loss) is based on average shares outstanding during the period.

(b) Excludes sales charge.

(c) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e) Includes interest expense that amounts to less than 0.01%.

(f) The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(g) Less than $0.005 per share.

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

April 17, 2024

PART B

ABRDN FUNDS

abrdn Emerging Markets Sustainable Leaders Fund

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(866) 667-9231

ABRDN FUNDS

abrdn Emerging Markets ex-China Fund

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(866) 667-9231

STATEMENT OF ADDITIONAL INFORMATION

FORM N-14

May 17, 2024

This Statement of Additional Information ( the “SAI”) relates to the proposed reorganization of abrdn Emerging Markets Sustainable Leaders Fund (the “Acquired Fund”), a series of abrdn Funds, a Delaware statutory trust, into the abrdn Emerging Markets ex-China Fund (the “Acquiring Fund”), another series of the abrdn Funds (the “Reorganization”). This SAI contains information that may be of interest to shareholders of the Acquired Fund relating to the Reorganization, but which is not included in the Prospectus/Information Statement dated May 17, 2024 (the “Information Statement”). As described in the Information Statement, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the distribution by the Acquiring Fund of such Acquiring Fund Shares to shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

This SAI is not a prospectus and should be read in conjunction with the Information Statement. A copy of the Information Statement is available upon request and without charge by writing to abrdn Funds, 1900 Market Street, Suite 200 Philadelphia, Pennsylvania 19103 or by calling (866) 667-9231.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Information Statement.

This SAI consists of this cover page and the following described documents, each of which is incorporated herein by reference:

(i) the Prospectus dated May 17, 2024, relating to this Information Statement;

(ii) the Prospectus for abrdn Emerging Markets ex-China Fund dated February 29, 2024, as supplemented or amended (SEC Accession No.0001133228-24-001828);

(iii) the Summary Prospectus for abrdn Emerging Markets ex-China Fund dated February 29, 2024, as supplemented or amended (SEC Accession No. 0001133228-24-001609);

(iv) the Prospectus for abrdn Emerging Markets Sustainable Leaders Fund dated February 29, 2024, as supplemented or amended (SEC Accession No.0001133228-24-001828);

(v) the Summary Prospectus for abrdn Emerging Markets Sustainable Leaders Fund dated February 29, 2024, as supplemented or amended (SEC Accession No. 0001133228-24-001830);

(vi) the Statement of Additional Information of abrdn Emerging Markets ex-China Fund dated February 29, 2024, as supplemented or amended (SEC Accession No.0001133228-24-001828);

(vii) the Statement of Additional Information of abrdn Emerging Markets Sustainable Leaders Fund dated February 29, 2024, as supplemented or amended (SEC Accession No.0001133228-24-001828);

(viii) the Annual Report to Shareholders of abrdn Emerging Markets ex-China Fund for the fiscal year ended October 31, 2023 (SEC Accession No. 0001104659-24-002211); and

(ix) the Annual Report to Shareholders of abrdn Emerging Markets Sustainable Leaders Fund for the fiscal year ended October 31, 2023 (SEC Accession No. 0001104659-24-002211).

Supplemental Financial Information

A table showing the fees of the Acquired Fund and the Acquiring Fund, and the fees and expenses of the Combined Fund on a pro forma basis after giving effect to the Reorganization, is included in the “Fees and Expenses of the Funds” section of the Prospectus/Information Statement.

The Acquiring Fund shall be the accounting and performance survivor in the Reorganization. There are no material differences in accounting policies of the Acquiring Fund as compared to those of the Acquired Fund.

abrdn currently anticipates that there will be a need for portfolio realignment in connection with the Reorganization due in part due to a material difference in investment policies or restrictions of the Acquiring Fund compared to the Acquired Fund. Based on Acquired Fund holdings as of February 16, 2024, it is anticipated that approximately 75% of the Acquired Fund’s holdings will be sold before the closing of the Reorganization because such securities are either non-transferable due to local market restrictions on the transfer of such securities or because they are Chinese securities that cannot be held by the Acquiring Fund, which has an ex-China focus. A large portion of the securities anticipated to be sold by the Acquired Fund (approximately 41% of the Acquired Fund’s assets as of February 16, 2024), which cannot be transferred due to local market restrictions, are expected to be repurchased by the Combined Fund following the Reorganization. The remaining proceeds of sales made by the Acquired Fund prior to the Reorganization will be invested in accordance with the Combined Fund’s principal investment strategies (which are those of the Acquiring Fund). In addition, following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. Based on the Acquired Fund holdings as of February 16, 2024, it is currently anticipated that the Combined Fund will dispose of an additional 10% of the Acquired Fund’s assets, which amounts to approximately 6% of the Combined Fund’s assets post-Reorganization.

Any portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Fund and the Combined Fund.

As of February 21, 2024, the Acquired Fund had $32.3 million available in capital loss carryforwards and $3.0 million in realized losses fiscal year to date. If sales of securities anticipated to be sold prior to the Reorganization were completed on February 23, 2024, such sales would generate an additional $8.9 million in net capital losses. Given the capital loss carryforwards, current realized losses and anticipated losses generated from the sales of non-transferable securities, it is not anticipated that the Acquired Fund would have any capital gains to distribute prior to the Reorganization. The only anticipated distribution would be any income of the Acquired Fund prior to the Reorganization. Such a distribution may be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes depending on the shareholder’s individual tax situation, which cannot be determined by abrdn.

Any net capital gain resulting from the realignment of the Combined Fund's portfolio coupled with the results of the Combined Fund’s normal operations during the tax year following the close of the Reorganization would be distributed to the combined shareholder base of the Combined Fund post-Reorganization in connection with the annual distribution requirements under U.S. federal tax laws.

The actual tax consequences as a result of portfolio transitioning after the close of the Reorganization are dependent on the portfolio composition of the Acquired Fund and the Combined Fund at the time of closing and market conditions.

A schedule of investments of the Acquired Fund as of October 31, 2023 is included below and is annotated to reflect the anticipated sale of a portion of the Acquired Fund’s portfolio holdings in connection with the Reorganization. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or to the Acquiring Fund’s portfolio following the Reorganization.

Statement of Investments

October 31, 2023

abrdn Emerging Markets Sustainable Leaders Fund

	Shares	Value
COMMON STOCKS—91.0%
AUSTRIA—1.0%
Materials—1.0%
Mondi PLC (f)	43,548	$703,162
BRAZIL—7.8%
Consumer Discretionary—1.5%
MercadoLibre, Inc.(a) (g)	837	1,038,499

Consumer Staples—3.7%
Adecoagro SA (f)	87,191	919,865
Raia Drogasil SA (h)	235,999	1,207,671
Sendas Distribuidora SA (f)	220,690	478,871
		2,606,407
Financials—0.7%
B3 SA - Brasil Bolsa Balcao Itausa SA(a)	212,439	467,709
Itausa SA(a)	6,211	10,570
		478,279
Industrials—0.9%
WEG SA (f)	94,185	616,660

Real Estate—1.0%
Multiplan Empreendimentos Imobiliarios SA (f)	149,390	733,061
Total Brazil		5,472,906

CHILE—1.6%
Financials—1.0%
Banco Santander Chile, ADR (f)	39,838	693,181

Industrials—0.6%
Sociedad Quimica y Minera de Chile SA, ADR (f)	9,381	454,041
Total Chile		1,147,222

CHINA—24.3%
Communication Services—5.4%
Tencent Holdings Ltd. (f)	102,100	3,778,591

Consumer Discretionary—9.6%
Alibaba Group Holding Ltd.(a) (f)	316,900	3,262,508
China Tourism Group Duty Free Corp. Ltd., H Shares(b) (f)	37,700	425,754
Li Auto, Inc., A Shares(a)(c) (f)	44,300	749,274
Midea Group Co. Ltd., A Shares (Stock Connect)(c) (f)	143,629	1,039,017
Tongcheng Travel Holdings Ltd.(a)(b) (f)	480,400	917,780
Zhongsheng Group Holdings Ltd. (f)	156,500	361,405
		6,755,738
Financials—0.8%
China International Capital Corp. Ltd., H Shares(b) (f)	364,000	579,763

Health Care—3.0%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(c) (f)	26,231	1,025,235
Wuxi Biologics Cayman, Inc.(a)(b) (f)	174,500	1,084,995
		2,110,230
Industrials—2.8%
Centre Testing International Group Co. Ltd., A Shares (Stock Connect)(c) (f)	253,180	523,841
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(c) (f)	31,960	811,522
NARI Technology Co. Ltd., A Shares (Stock Connect)(c) (f)	206,819	638,559
		1,973,922

See accompanying Notes to Financial Statements.

Statement of Investments (Continued)

October 31, 2023

abrdn Emerging Markets Sustainable Leaders Fund

	Shares	Value
Information Technology—1.7%
Hundsun Technologies, Inc., A Shares (Stock Connect)(c) (f)	159,656	$402,336
Glodon Co. Ltd., A Shares (Stock Connect)(c)	186,926	795,981
		1,198,317
Real Estate—1.0%
KE Holdings, Inc., A Shares(c) (f)	133,700	658,723
Total China		17,055,284

HONG KONG—3.5%
Financials—3.5%
AIA Group Ltd. (f)	193,500	1,680,316
Hong Kong Exchanges & Clearing Ltd. (f)	21,500	752,127
		2,432,443
INDIA—16.8%
Consumer Staples—1.8%
Hindustan Unilever Ltd. (h)	43,284	1,291,741

Financials—8.0%
HDFC Bank Ltd. (f)	143,111	2,536,857
Kotak Mahindra Bank Ltd. (h)	56,817	1,185,428
SBI Life Insurance Co. Ltd.(b) (h)	113,290	1,863,559
		5,585,844
Health Care—1.4%
Syngene International Ltd.(b) (f)	123,780	1,011,023

Information Technology—1.7%
Tata Consultancy Services Ltd. (h)	29,203	1,183,313

Utilities—3.9%
Power Grid Corp. of India Ltd. (h)	924,000	2,238,601
ReNew Energy Global PLC, Class A(a) (f)	88,889	480,000
		2,718,601
Total India		11,790,522

INDONESIA—3.5%
Communication Services—1.1%
Telkom Indonesia Persero Tbk PT	3,610,000	791,369

Financials—2.4%
Bank Negara Indonesia Persero Tbk PT	1,556,800	469,821
Bank Rakyat Indonesia Persero Tbk PT	3,878,500	1,212,745
		1,682,566
Total Indonesia		2,473,935

KAZAKHSTAN—1.8%
Financials—1.8%
Kaspi.KZ JSC, GDR(b)	13,794	1,246,978

MEXICO—4.3%
Consumer Staples—2.0%
Fomento Economico Mexicano SAB de CV, ADR (f)	12,560	1,424,430

Financials—2.3%
Grupo Financiero Banorte SAB de CV, Class O	194,387	1,574,697
Total Mexico		2,999,127

NETHERLANDS—2.7%
Information Technology—2.7%
ASM International NV(g)	2,453	1,012,304
ASML Holding NV(g)	1,414	849,985
		1,862,289

See accompanying Notes to Financial Statements.

Statement of Investments (concluded)

October 31, 2023

abrdn Emerging Markets Sustainable Leaders Fund

	Shares	Value
COMMON STOCKS (continued)
PHILIPPINES—1.0%
Real Estate—1.0%
Ayala Land, Inc. (f)	1,491,400	$733,845

POLAND—1.6%
Consumer Staples—0.5%
Dino Polska SA(a)(b)	3,675	348,226

Industrials—1.1%
InPost SA(a) (g)	81,716	808,563
Total Poland		1,156,789

SAUDI ARABIA—2.4%
Financials—2.4%
Al Rajhi Bank (h)	93,639	1,676,191

SOUTH AFRICA—1.2%
Financials—1.2%
Sanlam Ltd. (g)	246,052	863,014

SOUTH KOREA—1.8%
Materials—1.8%
LG Chem Ltd.	3,901	1,278,522

TAIWAN—14.8%
Information Technology—14.8%
Accton Technology Corp. (h)	54,000	836,690
Chroma ATE, Inc. (h)	155,000	1,047,428
Hon Hai Precision Industry Co. Ltd. (f)	227,000	677,530
MediaTek, Inc. (h)	43,000	1,122,272
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	409,000	6,679,995
		10,363,915
UNITED STATES—0.9%
Information Technology—0.9%
Globant SA(a)	3,536	602,145
Total Common Stocks		63,858,289

PREFERRED STOCKS—7.9%
BRAZIL—1.0%
Financials—1.0%
Itausa SA	408,339	699,767

SOUTH KOREA—6.9%
Information Technology—6.9%
Samsung Electronics Co. Ltd. (g)	120,455	4,809,130
Total Preferred Stocks		5,508,897

SHORT-TERM INVESTMENT—0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(d)	608,660	608,660
Total Short-Term Investment		608,660

Total Investments (Cost $87,606,925)(e)—99.7%		69,975,846
Other Assets in Excess of Liabilities—0.3%		185,295
Net Assets—100.0%		$70,161,141

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
(f)	Position currently expected to be disposed of in connection with the Reorganization.

(g)	Position currently expected to be partially disposed of in connection with the Reorganization.
(h)	Security not transferrable within local market and expected to be sold prior to Reorganization and subsequently purchased by the combined fund post-Reorganization.

ADR American Depositary Receipt

GDR Global Depositary Receipt

PLC Public Limited Company

See accompanying Notes to Financial Statements.

PART C: OTHER INFORMATION

Item 15. Indemnification

(a)	Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust (“Trust Declaration”) provides that the Registrant (the “Trust”), out of the Trust Property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted. Nothing in the Trust Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to herein as “Disqualifying Conduct”).

For the purpose of this indemnification and limitation of liability, “Agent” means any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative. To the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, as amended, and other applicable law, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter of the Trust. No amendment or repeal of Article VII of the Trust Declaration regarding indemnification shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

(b)	The Registrant’s Trust Declaration provides that to the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of Article VII of the Trust Declaration.

(c)	In addition, indemnification against certain liabilities of the Registrant’s trustees and officers and the Registrant’s sub-advisers, administrator, principal underwriter and custodian are provided in: (1) Section 7(b) of each Investment Advisory Agreement between the Registrant and abrdn Inc. (formerly, Aberdeen Standard Investments Inc. and Aberdeen Asset Management, Inc.) (“abrdn”); (2) Section 10 of the Sub-Advisory Agreements among the Registrant, abrdn and each of the following sub-advisers: (a) abrdn Asia Limited (formerly known as Aberdeen Standard Investments (Asia) Limited and Aberdeen Asset Management Asia Limited) and (b) Aberdeen Asset Managers Limited; (3) Section 9(a) and (b) of the Underwriting Agreement between the Registrant and Aberdeen Fund Distributors, LLC; (4) Section 8 of the Transfer Agency and Service Agreement between the Registrant and DST Asset Manager Solutions; and (5) Section 17 of the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company. Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties. These Agreements are incorporated herein by reference to Item 16.

(d)	Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

1.	(a) Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1. of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed on March 13, 2008 (Accession Number 0001104659-08-017390).

(i)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1.a of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on June 23, 2008 (Accession Number 0001193125-08-138324) (“Post-Effective Amendment No. 2”).

(ii)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Focus Fund, Aberdeen International Focus Portfolio and Aberdeen Asia Bond Fund is incorporated by reference to Exhibit EX-99.a.1.c of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A as filed on April 22, 2009 (Accession Number 0001104659-09-025445).

(iii)	Certificate of Establishment and Designation of Additional Series and Share Class of Aberdeen Funds establishing the Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A as filed on July 20, 2009 (Accession Number 0001104659-09-043743) (“Post Effective Amendment No. 14”).

(iv)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and Institutional Service Class for the Aberdeen International Equity Institutional Fund, Aberdeen Asia Bond Institutional Fund and Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A as filed on October 28, 2009 (Accession Number 0001135428-09-000523).

(v)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global High Yield Bond Fund and Aberdeen Ultra-Short Duration Bond Fund is incorporated by reference to Exhibit EX-99.a.1.f of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A as filed on October 4, 2010 (Accession Number 0001104659-10-051121) (“Post-Effective Amendment No. 28”).

(vi)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Equity I Fund and Aberdeen U.S. Equity II Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A as filed on August 12, 2011 (Accession Number 0001104659-11-046544) (“Post-Effective Amendment No. 39”).

(vii)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. High Yield Bond Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A as filed on December 15, 2011 (Accession Number 0001104659-11-069674) (“Post-Effective Amendment No. 43”).

(viii)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Fund is incorporated by reference to Exhibit EX-99.a.1.j of Post-Effective Amendment No.47 to the Registrant’s Registration Statement on Form N-1A as filed on June 15, 2012 (Accession Number 0001104659-12-043873) (“Post-Effective Amendment No. 47”).

(ix)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Alternative Strategies Fund and Aberdeen Alternative Strategies Fund II is incorporated by reference to Exhibit EX-99.a.1.k of Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A as filed on October 15, 2015 (Accession Number 0001104659-15-070904) (“Post-Effective Amendment No. 67”).

(x)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Mid Cap Equity Fund is incorporated by reference to Exhibit EX-99.a.1.n of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A as filed on February 29, 2016 (Accession Number 0001104659-16-101125) (“Post-Effective Amendment No. 72”).

(xi)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.a.1.l of Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A as filed on March 7, 2018 (Accession Number 0001104659-18-015555) (“Post-Effective Amendment No. 86”).

(xii)	Certificate of Establishment and Designation of Additional Share Class of Aberdeen Funds establishing Class A1 shares of the Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.a.1.m of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2019 (Accession No. 0001104659-19-011471) (“Post-Effective Amendment No. 90”).

(xiii)	Certificate of Establishment and Designation of Additional Share Class of Aberdeen Funds establishing Class C shares of the Aberdeen Short Duration High Yield Municipal Fund is incorporated by reference to Exhibit EX-99.a.1.m of Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A as filed on October 19, 2020 (Accession No. 0001104659-20-116041) (“Post-Effective Amendment No. 101”).

(xiv)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen International Sustainable Leaders Fund, Aberdeen Global Equity Impact Fund and Aberdeen Global High Income Fund is incorporated by reference to Exhibit EX-99.a.1.n of Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed on August 24, 2021 (Accession No. 0001104659-21-108881) (“Post-Effective Amendment No. 108”).

(xv)	Certificate of Name Change is incorporated by reference to Exhibit EX-99.a.1.o of Post-Effective amendment No. 113 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2023 (Accession No. 0001133228-23-000869) (“Post-Effective Amendment No. 113”).

(xvi)	Certificate of Establishment of abrdn Funds establishing the abrdn EM Completion Fund is incorporated by reference to Exhibit EX-99.a.1.p of Post-Effective Amendment No. 113 filed on February 28, 2023.

(b)	Certificate of Trust of Registrant, as filed with the Office of the Secretary of State of the State of Delaware on September 27, 2007, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A as filed on October 12, 2007 (Accession Number 0001137439-07-000471).

(i) Amended Certificate of Trust of the Registrant, as filed with the Office of the Secretary of State of the State of Delaware on February 11, 2022, is incorporated by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed on February 29, 2024 (Accession Number 0001133228-24-001590) (“Post-Effective Amendment No. 118”).

2.	Amended and Restated By-Laws of Registrant are incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed on January 18, 2008 (Accession Number 0001386893-08-000026).

3.	Not Applicable.

4.	Form of Agreement and Plan of Reorganization attached as Exhibit A to the Information Statement is incorporated herein by reference.

5.	(a) See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of Registrant’s Amended and Restated Agreement and Declaration of Trust.

(b) See Article II, “Meetings of Shareholders,” of Registrant’s Amended and Restated By-Laws.

6.	(a) Investment Advisory Agreement dated February 7, 2008 between Registrant and abrdn Inc. (formerly, Aberdeen Asset Management Inc.) (“abrdn”) (the “2008 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)	Amendment to the 2008 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.1.a of Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed on February 29, 2024.

(b)	Subadvisory Agreement between Registrant, abrdn and abrdn Asia Limited (formerly, Aberdeen Standard Investments (Asia) Limited and Aberdeen Asset Management Asia Limited) (“abrdn Asia”) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 28 filed on October 4, 2010.

(i)	Amended Exhibit A to the Subadvisory Agreement among Registrant, abrdn and abrdn Asia is incorporated by reference to Exhibit EX-99.d.2.a of Post-Effective Amendment No. 113 filed on February 28, 2023.

(c)	Subadvisory Agreement between Registrant, abrdn and Aberdeen Investments Limited (“AIL”) (formerly, Aberdeen Asset Managers Limited) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 47 filed on June 15, 2012.

(i)	Form of Amended Exhibit A to the Subadvisory Agreement between Registrant, abrdn and AIL is incorporated by reference to Exhibit EX-99.d.3.a of Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A as filed on August 18, 2023 (Accession Number 0001133228-23-004953) (“Post-Effective Amendment No. 116”).

(d)	Investment Advisory Agreement between Registrant and abrdn (formerly, Aberdeen) with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund (the “2018 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.5 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(i)	First Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.5.a of Post-Effective Amendment No. 90 filed on February 28, 2019.

(ii)	Second Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.5.b of Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2020 (Accession Number 0001104659-20-027092).

(iii)	Third Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.c of Post-Effective Amendment No. 108 filed on August 24, 2021.

(iv)	Fourth Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.d of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A filed on May 9, 2022 (Accession Number 0001104659-22-057621) (“Post-Effective Amendment No. 112”).

(v)	Fifth Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.e of Post-Effective Amendment No. 118 filed on February 29, 2024.

(e)	Subadvisory Agreement between Registrant, abrdn and AIL with respect to the abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn International Real Estate Equity Fund and abrdn Realty Income & Growth Fund is incorporated by reference to Exhibit EX-99.d.6 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(i)	Amendment and Amended Exhibit A to the 2018 Subadvisory Agreement is incorporated by reference to Exhibit EX-99.d.5.a of Post-Effective Amendment No. 112 filed on May 9, 2022.

7.	(a) Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)	Amended and Restated Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1.a of Post-Effective Amendment No. 116 filed on August 18, 2023.

(b)	Form of Dealer Agreement is incorporated by reference to Exhibit EX-99.e.2 of Post-Effective Amendment No. 90 filed on February 28, 2019.

8.	Not Applicable.

9.	(a) Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A as filed on July 12, 2010 (Accession Number 0001104659-10-037599) (“Post-Effective Amendment No. 26”).

(i)	Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.a of Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A as filed on February 27, 2015 (Accession Number 0001104659-15-015103) (“Post-Effective Amendment No. 63”).

(ii)	Funds Letter and Amended Appendix A to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.b of Post-Effective Amendment No. 112 filed on May 9, 2022.

10.	(a) Amended Distribution Plan is incorporated by reference to Exhibit EX-99.m of Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed on August 24, 2021.

(b)	Amended Rule 18f-3 Plan is incorporated by reference to Exhibit EX-99.n of Post-Effective Amendment No. 113 filed on February 28, 2023.

11.	Opinion and Consent of Counsel for abrdn Emerging Markets ex-China Fund that shares will be legally issued, fully paid and non-assessable is filed herewith.

12.	Form of Opinion of Dechert LLP with respect to tax matters is filed herewith.

13.	(a) Amended and Restated Fund Administration Agreement between Registrant and abrdn dated March 6, 2018 is incorporated by reference to Exhibit EX-99.h.1 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(i)	Amended Exhibit B to the Fund Administration Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.h.1.a of Post-Effective Amendment No. 112 filed on May 9, 2022.

(b)	Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.) is incorporated by reference to Exhibit EX-99.h.2 of Post-Effective Amendment No. 39 filed on August 12, 2011.

(i)	Amendment dated September 18, 2014 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.a of Post-Effective Amendment No. 63 filed on February 27, 2015.

(ii)	Amendment dated February 3, 2015 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.b of Post-Effective Amendment No. 63 filed on February 27, 2015.

(iii)	Amendment dated December 11, 2015 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 72 filed on February 29, 2016.

(iv)	Amendment dated June 1, 2020 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A as filed on September 25, 2020 (Accession Number 0001104659-20-108872) (“Post-Effective Amendment No. 100”).

(v)	Form of Amended Schedule A to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.e of Post-Effective Amendment No. 112 filed on May 9, 2022.

(c)	Sub-Administration Agreement between abrdn and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3 of Post-Effective Amendment No. 26 filed on July 12, 2010.

(i)	Funds Letter and Amended Schedule A to the Sub-Administration Agreement between ASI and State Street Bank and Trust Company for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.3.a of Post-Effective Amendment No. 90 filed on February 28, 2019.

(ii)	Amendment to Sub-Administration Agreement dated June 29, 2018 is incorporated by reference to Exhibit EX-99.h.3.b of Post-Effective Amendment No. 90 filed on February 28, 2019.

(iii)	Amendment to the Sub-Administration Agreement dated August 24, 2018 is incorporated by reference to Exhibit EX-99.h.3.c of Post-Effective Amendment No. 90 filed on February 28, 2019.

(iv)	Amendment to the Sub-Administration Agreement dated June 1, 2020 is incorporated by reference to Exhibit EX-99.h.3.d of Post-Effective Amendment No. 100 filed on September 25, 2020.

(v)	Additional Funds Letter and Amended Schedule A to the Sub-Administration Agreement between abrdn and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3.e of Post-Effective Amendment No. 112 filed on May 9, 2022.

(d)	Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4 of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A as filed on February 6, 2009 (Accession Number 0001386893-09-000028).

(i)	Tenth Amendment and Amended Exhibit A to the Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4.a of Post-Effective Amendment No. 100 filed on September 25, 2020.

(e)	Form of Servicing Agreement is incorporated by reference to Exhibit EX-99.h.5 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(f)	Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6 of Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed on December 29, 2016 (Accession Number 0001104659-16-164234).

(i)	Amended Exhibit A to the Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6.a of Post-Effective Amendment No. 118 filed on February 29, 2024.

(g)	Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn High Yield Managed Duration Municipal Fund, abrdn International Real Estate Equity Fund, abrdn Realty Income & Growth Fund, abrdn Income Builder Fund and abrdn Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.7 of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2019.

(i)	Amended and Restated Exhibit A to the Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn High Yield Managed Duration Municipal Fund, abrdn International Real Estate Equity Fund and abrdn Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.7.a of Post-Effective Amendment No. 118 filed on February 29, 2024.

(h)	Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn EM SMA Completion Fund is incorporated by reference to Exhibit EX-99.h.8 of Post-Effective Amendment No. 112 filed on May 9, 2022.

(i)	Expense Limitation Agreement between the Registrant and abrdn with respect to the Aberdeen Global High Income Fund, Aberdeen Global Equity Income Fund and Aberdeen International Sustainable Leaders Fund dated June 16, 2021 (the “2021 Expense Limitation Agreement”) is incorporated by reference to Exhibit EX-99.h.9 of Post-Effective Amendment No. 118 filed on February 29, 2024.

(i)	Amended and Restated Exhibit A to the 2021 Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.9.a of Post-Effective Amendment No. 118 filed on February 29, 2024.

(j)	Form of Rule 12d1-4 Fund of Funds Investment Agreement is incorporated by reference to Exhibit EX-99.h.9 of Post-Effective Amendment No. 112 filed on May 9, 2022.

14.	Consent of independent registered public accounting firm is filed herewith.

15.	Not Applicable.

16.	(a) Power of Attorney with respect to Registrant for P. Gerald Malone, Warren C. Smith, Rahn K. Porter, Stephen Bird and Radhika Ajmera is filed herewith.

17.	(b) Code of Ethics of Registrant is incorporated by reference to Exhibit EX-99.p.1 of Post-Effective Amendment No. 118 filed on February 29, 2024.

(c) Code of Ethics of abrdn, AIL, abrdn Asia and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.p.2 of Post-Effective Amendment No. 90 filed on February 28, 2019.

Item 17. Undertakings

1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned Registrant agrees to file by post-effective amendment the opinion of counsel regarding tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 as amended (the “Securities Act”), the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 17th day of April, 2024.

abrdn Funds
Registrant

By:	/s/ Alan Goodson
Alan Goodson
President of abrdn Funds

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name		Title	Date

	/s/ Alan Goodson	President and Chief Executive Officer	April 17, 2024
Alan Goodson

	/s/ Michael Marsico	Treasurer, Chief Financial Officer And Principal Accounting Officer	April 17, 2024
Michael Marsico

	/s/ P. Gerald Malone(1)	Chairman of the Board	April 17, 2024
P. Gerald Malone

	/s/ Warren C. Smith(1)	Trustee	April 17, 2024
Warren C. Smith

	/s/ Rahn K. Porter(1)	Trustee	April 17, 2024
Rahn K. Porter

	/s/ Stephen Bird(1)	Trustee	April 17, 2024
Stephen Bird

	/s/ Radhika Ajmera(1)	Trustee	April 17, 2024
Radhika Ajmera

By:	/s/ Lucia Sitar
Lucia Sitar
Attorney In Fact

(1)	Pursuant to a power of attorney.

Exhibit List

Exhibit Number	Exhibit
Ex-11	Opinion and Consent of Counsel for abrdn Emerging Markets ex-China Fund that shares will be legally issued, fully paid and non-assessable
Ex-12	Form of Opinion of Dechert LLP with respect to tax matters
Ex-14	Consent of independent registered public accounting firm
Ex-16(a)	Power of Attorney with respect to Registrant for P. Gerald Malone, Warren C. Smith, Rahn K. Porter, Stephen Bird and Radhika Ajmera